                                            1933 ACT REGISTRATION NO. 002-22542
                                             1940 ACT REGISTRATION NO. 811-1273
-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM N-1A
         REGISTRATION STATEMENT UNDER
          THE SECURITIES ACT OF 1933...................................   x
            Pre-Effective Amendment No................................. _____
            Post-Effective Amendment No. 40............................   x
              and/or
         REGISTRATION STATEMENT UNDER
          THE INVESTMENT COMPANY OF 1940...............................   x
            Amendment No. 40...........................................   x

                            -----------------------

                               M.S.B. FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                               200 Park Avenue
                           New York, New York  10166
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code (212) 573-9354


                                 James H. Bluck
                          Hughes Hubbard & Reed LLP
                             One Battery Park Plaza
                           New York, New York  10004
                    (Name and Address of Agent for Service)


   It is proposed that this filing will become effective (check appropriate box)
                    ___     immediately upon filing pursuant to paragraph (b)
                     x      on May 1, 1998 pursuant to paragraph (b)
                    ___     60 days after filing pursuant to paragraph (a)(1)
                    ___     on (date) pursuant to paragraph (a)(1)
                    ___     75 days after filing pursuant to paragraph (a)(2)
                    ___     on (date) pursuant to paragraph (a)(2) of Rule 485.

         If appropriate, check the following box:
                    ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:   Class A Stock, par value $.001 per share

==============================================================================

                              M.S.B. FUND, INC.

                           -----------------------
                            CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                   LOCATION
-------------                                                   --------
PART A      INFORMATION REQUIRED IN A PROSPECTUS
Item 1.     Cover Page..........................      Cover Page of the Prospectus

Item 2.     Synopsis............................      Annual Fund Operating Expenses; Prospectus Summary

Item 3.     Condensed Financial Information.....      Financial Highlights (Table); Performance Information

Item 4.     General Description of Registrant...      The Fund; Investment Policy and Objectives; Investment
                                                      Restrictions Regarding Portfolio Securities; Risk Factors

Item 5.     Management of the Fund..............      Officers and Directors of the Fund; Investment Advisory
                                                      and Other Services; Financial Highlights;

Item 5A.    Management's Discussion of Fund
            Performance.........................      Not Applicable

Item 6.     Capital Stock and Other Securities..      Purchase of Fund Shares; Description of Securities;
                                                      Ownership and Transfer of Shares; Additional
                                                      Information--Shareholder Inquiries; Dividends,
                                                      Distributions and Federal Income Tax Status

Item 7.     Purchase of Securities Being Offered.     Investment Advisory and Other Services; Summary of Share
                                                      Purchase Options; Price on Purchase and Redemption of
                                                      Shares--No Load; Net Asset Value; Purchase of Fund Shares

Item 8.     Redemption or Repurchase..............    Redemption of Fund Shares

Item 9.     Pending Legal Proceedings.............    Not Applicable

PART B      INFORMATION REQUIRED IN A STATEMENT
            OF ADDITIONAL INFORMATION

Item 10.    Cover Page............................    Cover Page of the Statement of Additional Information

Item 11.    Table of Contents.....................    Contents

Item 12.    General Information and History.......    Not Applicable

Item 13.    Investment Objectives and Policies....    Investment Policy and Objectives

Item 14.    Management of the Registrant..........    Officers and Directors of the Fund

Item 15.    Control Persons and Principal Holders
            of Securities.........................    Officers and Directors of the Fund

Item 16.    Investment Advisory and Other
            Services..............................    Investment Advisory and Other Services; Officers and
                                                      Directors of the Fund; Independent Auditors

Item 17.    Brokerage Allocation and Other
            Practices.............................    Purchase and Sale of Portfolio Securities

Item 18.    Capital Stock and Other Securities....    Description of Capital Stock

Item 19.    Purchase, Redemption and Pricing of
            Securities Being Offered..............    Purchase and Redemption of Shares

Item 20.    Tax Status............................    Dividends, Distributions and Tax Status

Item 21.    Underwriters..........................    Not Applicable

Item 22.    Calculation of Performance Data.......    Performance Information

Item 23.    Financial Statements..................    Financial Statements

PART C      OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                  PRIMARY OBJECTIVE:
                                 CAPITAL APPRECIATION

                                 --------------------

                                 SECONDARY OBJECTIVE:
                                        INCOME

      THESE SECURITIES ARE NOT DEPOSITS

      OR OBLIGATIONS OF, OR GUARANTEED
      OR ENDORSED BY, ANY BANK AND
      ARE NOT INSURED BY THE FEDERAL
      DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
      ANY OTHER AGENCY.

      THESE SECURITIES HAVE NOT BEEN
      APPROVED OR DISAPPROVED BY
      THE SECURITIES AND EXCHANGE
      COMMISSION OR ANY STATE
      SECURITIES COMMISSION, NOR HAS
      THE COMMISSION OR ANY STATE
      SECURITIES COMMISSION PASSED
      UPON THE ACCURACY OR ADEQUACY
      OF THIS PROSPECTUS. ANY
      REPRESENTATION TO THE CONTRARY
      IS A CRIMINAL OFFENSE.

      Investors should read this Prospectus
      and retain it for future reference.

                      ------------------------------------
                         ------------------------------
                                     M.S.B.
                                   FUND, INC.
                         ------------------------------
               -------------------------------
                                  -------------------------------
                      ------------------------------------
            -------------------------      -------------------------

                                   PROSPECTUS
                              -------------------

                                  May 1, 1998


 This Prospectus sets forth concisely
  the information about the Fund that a
  prospective investor ought to know
  before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional
  Information, dated May 1, 1998, which
  information is incorporated herein by
  reference, and is available without
  charge upon written request to M.S.B.
  Fund, Inc., c/o Shay Financial Services,
  Inc., 111 East Wacker Drive, Chicago,
  Illinois 60601 or by calling 800-661-3938.

  This Prospectus does not constitute
  an offer in any state or jurisdiction in which, or to any person to whom, such offering may not lawfully be made.

CONTENTS

                                         PAGE
Annual Fund Operating Expenses..........    2
Prospectus Summary......................    3
Financial Highlights....................    4
The Fund................................    5
Investment Policy and Objectives........    5
Investment Restrictions Regarding
  Portfolio Securities..................    6
Risk Factors............................    6
Price on Purchase and Redemption of
  Shares--No Load.......................    6
Summary of Share Purchase Options.......    7
Purchase of Fund Shares.................    8


                                         PAGE
Net Asset Value.........................   10
Performance Information.................   11
Redemption of Fund Shares...............   11
Dividends, Distributions and Federal
  Income Tax Status.....................   14
Officers and Directors of the Fund......   15
Investment Advisory and Other
  Services..............................   15
Description of Securities...............   17
Additional Information..................   17
Account Application.....................   19
Automatic Investment
  Plan -- Instructions..................   21
Automatic Investment Plan Application...   23


                            ------------------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


  Management Fees (after adjustment for fee reduction).............    0.67%
  Other Expenses...................................................    0.74%
     Administration, Transfer Agent and Custodian Fees
      (after adjustment for fee reduction)..................  0.27%
     Professional and Directors' Expenses...................  0.31%
     Insurance, Printing and Miscellaneous Expenses.........  0.16%
                                                                       ----
  Total Fund Operating Expenses.............................           1.41%


EXAMPLE*

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
An investor would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period.................   $14       $45       $77       $169


  The foregoing table is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred during the fiscal year ended December 31, 1997. Absent the expense limitations and fee reductions applicable under the investment advisory agreement and the administration, transfer agency and custody agreements, the Management Fees and the Administration, Transfer Agent and Custodian Fees in the foregoing table would have been 0.75% and 0.33%, respectively, and Total Fund Operating Expenses would be 1.55% on a pro forma basis. THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. See "Investment Advisory and Other Services" in this Prospectus and "Expenses of the Fund" in the Statement of Additional Information for additional information about the expenses described in the foregoing table.

------------------

* Assumes: (i) the percentage amounts listed under Annual Fund Operating Expenses and the Fund's average net assets remain constant throughout the applicable periods and (ii) reinvestment of all dividends and distributions.

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

  This Prospectus does not constitute an offer in any state or jurisdiction in which, or to any person to whom, such offering may not lawfully be made.

TYPE OF FUND: M.S.B. Fund, Inc. (the "Fund") is a diversified open-end management investment company. See "The Fund."

INVESTMENT OBJECTIVES: The Fund's primary investment objective is to achieve capital appreciation by investing in a diversified portfolio of equity securities, primarily common stocks, of companies believed to have growth potential. The objective of income is secondary. There is no assurance that the Fund will in fact achieve these objectives. See "The Fund" and "Investment Policy and Objectives."

PRICE ON PURCHASE AND REDEMPTION OF SHARES: Shares are purchased and redeemed at their next determined net asset value. The Fund is a no-load fund; there is no sales or redemption charge. See "Price on Purchase and Redemption of Shares--No Load."

RISK FACTORS: The value of the Fund's shares will fluctuate in accordance with the value of the securities held in its portfolio. Accordingly, the value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund invests primarily in companies with a market capitalization in excess of $500 million. However, the Fund may invest up to 15% of its assets in the securities of smaller companies which may be less liquid and more volatile than the securities of larger companies. In addition, the Fund may write (sell) covered call options on up to 15% of the Fund's assets. See "The Fund" and "Investment Policy and Objectives."


MINIMUM INVESTMENT: The minimum initial investment in the Fund is $250 ($50 for investors enrolling in the Automatic Investment Plan). Subsequent purchases may be made in amounts of $50 or more ($50 per month for investors enrolling in the Automatic Investment Plan). See "Purchase of Fund Shares."


OFFERED SECURITIES: The shares of the Fund offered for sale are shares of its Class A stock, par value $.001 per share. See "Description of Securities."


INVESTMENT ADVISER, ADMINISTRATOR, TRANSFER AGENT, SHAREHOLDER SERVICING AGENT
     AND CUSTODIAN: The Fund's investment adviser is Shay Assets Management, Inc. PFPC Inc. serves as the administrator, transfer agent, registrar, dividend paying agent and shareholder servicing agent for the Fund, and its affiliate, PNC Bank, N.A., serves as custodian.

M.S.B. FUND, INC.

FINANCIAL HIGHLIGHTS


  The financial information set forth below for the years 1993 through 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included in the Fund's 1997 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information. The information presented is for a share outstanding throughout each fiscal year. Additional information regarding the performance of the Fund is contained in the 1997 Annual Report to Shareholders which is available without charge upon request to the Fund.


                                                                    YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------------------------
                                      1988         1989         1990         1991         1992         1993         1994
                                      ----         ----         ----         ----         ----         ----         ----
Net asset value at beginning of
  year.............................  $ 17.23      $ 16.40      $ 17.82      $ 14.54      $ 14.62      $ 15.67      $ 16.79
                                     =======      =======      =======      =======      =======      =======      =======
Income from investment operations:
  Net investment income............      .38          .26          .39          .22          .22          .18          .16
  Net realized and unrealized gain
    (loss) on investments..........     1.27         4.27        (1.69)        2.18         1.33         3.04         (.44)
                                     -------      -------      -------      -------      -------      -------      -------
Total from investment operations...     1.65         4.53        (1.30)        2.40         1.55         3.22         (.28)
Less distributions:
  From net investment income.......     (.37)        (.25)        (.40)        (.21)        (.28)        (.17)        (.18)
  From net realized gains..........    (2.11)       (2.86)       (1.58)       (2.11)        (.22)       (1.93)       (2.94)
                                     -------      -------      -------      -------      -------      -------      -------
Total distributions................    (2.48)       (3.11)       (1.98)       (2.32)       (0.50)       (2.10)       (3.12)
                                     -------      -------      -------      -------      -------      -------      -------
Net asset value at end of year.....  $ 16.40      $ 17.82      $ 14.54      $ 14.62      $ 15.67      $ 16.79      $ 13.39
                                     =======      =======      =======      =======      =======      =======      =======
Total return.......................     9.78%       28.06%       (7.40)%      16.97%       10.66%       20.64%       (1.70)%
Ratios/Supplemental Data
Net assets end of year (in
  thousands).......................  $49,076      $51,771      $42,109      $41,346      $40,790      $45,205      $35,022
Ratio of expenses to average net
  assets...........................     1.19%        1.20%        1.39%        1.86%        1.13%        1.12%        1.28(2)
Ratio of net investment income to
  average net assets...............     2.06%        1.30%        2.38%        1.36%        1.43%        1.01%        0.97%
Portfolio turnover rate............       19%          29%          31%          17%          13%          26%          62%
Average commission rate per
  share............................       --           --           --           --           --           --           --

                                          YEAR ENDED DECEMBER 31,
                                     ---------------------------------
                                     1995(1)       1996         1997
                                     -------       ----         ----
Net asset value at beginning of
  year.............................  $ 13.39      $ 13.63      $ 14.60
                                     =======      =======      =======
Income from investment operations:
  Net investment income............      .08          .11          .07
  Net realized and unrealized gain
    (loss) on investments..........     3.17         2.76         4.10
                                     -------      -------      -------
Total from investment operations...     3.25         2.87         4.17
Less distributions:
  From net investment income.......     (.08)        (.14)        (.07)
  From net realized gains..........    (2.93)       (1.76)        (.97)
                                     -------      -------      -------
Total distributions................    (3.01)       (1.90)       (1.04)
                                     -------      -------      -------
Net asset value at end of year.....  $ 13.63      $ 14.60      $ 17.73
                                     =======      =======      =======
Total return.......................    24.97%       21.16%       28.88%
Ratios/Supplemental Data
Net assets end of year (in
  thousands).......................  $32,509      $37,358      $49,267
Ratio of expenses to average net
  assets...........................     1.69%(2)     1.41%(2)     1.41%(2)
Ratio of net investment income to
  average net assets...............     0.57%        0.71%        0.43%
Portfolio turnover rate............       68%          45%          23%
Average commission rate per
  share............................       --      $0.0443      $0.0475


------------------

(1) Effective May 19, 1995, the Fund engaged Shay Assets Management Co., the predecessor of the current investment adviser, as its investment adviser on the same terms applicable under the Funds current investment advisory agreement.


(2) Without the fee waivers for the years ended December 31, 1997, 1996, 1995 and 1994, the ratio of expenses to average net assets would have been 1.55%, 1.61%, 1.86% and 1.39%, respectively.

THE FUND

  M.S.B. Fund, Inc. is a diversified open-end management investment company incorporated under the laws of the State of New York on June 8, 1964. The Fund is designed as an investment vehicle for value-oriented investors who want to see their capital grow over the longer term and who are willing to take moderate risks to achieve that goal.

  The Fund invests its assets primarily in large and medium size companies, i.e., companies with a market capitalization in excess of $500 million, whose equity securities are believed to have potential for capital appreciation. The Fund may also invest up to 15% of its assets in equity securities of smaller companies which may be less liquid and more volatile than the securities of larger companies. The equity securities in which the Fund invests consist primarily of dividend-paying common stocks, but may also include other common stocks and securities convertible into common stock. Specific securities are selected on the basis of companies' cash flow, growth, earnings and dividend prospects in relation to the price of the securities.

  All investments, including shares of the Fund, have intrinsic market risks. It is the purpose of the Fund, however, to provide professional management of a diversified portfolio to attempt to minimize these risks. Each investor should note that the value of shares of the Fund fluctuates in accordance with the value of the securities held in its portfolio. Accordingly, the value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  A shareholder may at any time require the Fund to redeem his shares at their net asset value next determined after receipt of an order for redemption, together with an appropriate signature guarantee for redemptions of more than $10,000 and other required documentation. This right to redeem shares is subject to certain limited exceptions. See "Redemption of Fund Shares."


INVESTMENT POLICY AND OBJECTIVES


  The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary. The Fund seeks to achieve these objectives by investing primarily in equity securities of companies whose cash flow, growth, earnings and dividend prospects are promising and whose securities are reasonably priced in the opinion of its Investment Adviser. There is no assurance that the Fund will, in fact, achieve these objectives. Changes in these investment objectives may be made by the Board of Directors without shareholder approval whenever in its judgment economic or market conditions warrant.


  Under normal market conditions, it is the Fund's policy to invest substantially all of its assets in equity securities, primarily common stocks. The Fund also may invest in corporate debt securities convertible into common stock, but it is not expected that the Fund's holdings of convertible debt securities would ordinarily exceed 5% of the Fund's assets. The Fund is not restricted, however, in the proportion of its assets which may be invested in non-equity securities, such as investment grade corporate bonds, commercial paper and government securities during abnormal market conditions. When deemed beneficial in the opinion of the Fund's Investment Adviser for defensive purposes during abnormal market conditions, a substantial proportion of the assets of the Fund may be invested temporarily in such securities.

  The Fund invests its non-committed cash primarily in commercial paper. The Fund's investments in commercial paper ordinarily consist of commercial paper rated "Prime-2" or better by Moody's Investors Services, Inc. or rated "A-2" or better by Standard & Poor's Corporation. The Fund's investments in commercial paper typically mature overnight.

  The Fund also may write (sell) covered call options listed on national securities exchanges with respect to shares held in the Fund's portfolio. The Fund may write only "covered" options, meaning that options may be written only on securities owned by the Fund. All options written by the Fund must be covered so long as the Fund remains obligated as the option writer. It is not expected that more than 5% of the Fund's total assets will be subject to options at any time.

INVESTMENT RESTRICTIONS REGARDING PORTFOLIO SECURITIES

  As a matter of fundamental policy, the Fund may not:

  --Purchase securities of an issuer (other than obligations of the United States and its instrumentalities) if such purchase would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer.

  --Purchase securities of an issuer if such purchase would cause more than 10% of any class of securities of such issuer to be held by the Fund.

  --Purchase or retain securities of an issuer if, to the knowledge of the Fund, the officers and directors of the Fund together own more than 5% of any class of securities of such issuer or an officer, director or employee of, or counsel for, the Fund is an officer or employee of the issuer.

  --Invest more than 25% of its assets in any one industry.

  --Invest in securities whose sale by the Fund would be restricted under the Securities Act of 1933 (letter stock).

  --Invest in companies for the purpose of exercising control or management.

  --Purchase securities issued by another registered investment company.

  --Buy or sell real estate, commodities or commodity contracts unless acquired as a result of ownership of securities.

  --Make loans other than by the purchase of a portion of publicly distributed debt securities.

  --Underwrite securities issued by others.

  --Make short sales of securities.

  --Buy securities on margin.

  --Buy or sell put options.

  --Borrow money except for temporary administrative or liquidity (but not leveraging) purposes, and then only from banks up to an amount not in excess of 5% of the value of total assets at the time of the loan, repayable in not more than 60 days.

  --Pledge, mortgage or hypothecate its assets except as may be necessary to enable it to borrow funds temporarily for administrative or liquidity (but not leveraging) purposes or to engage in writing covered call options.

  The foregoing investment restrictions may be changed only upon affirmative vote of a majority of the voting securities of the Fund.

RISK FACTORS

  The value of the Fund's shares will fluctuate in accordance with the value of the securities held in its portfolio. Accordingly, the value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund invests primarily in companies with a market capitalization in excess of $500 million. However, the Fund may invest up to 15% of its assets in the securities of smaller companies which may be less liquid and more volatile than the securities of larger companies. In addition, the Fund may write (sell) covered call options on up to 15% of the Fund's assets. See "The Fund" and "Investment Policy and Objectives."

PRICE ON PURCHASE AND REDEMPTION OF SHARES--NO LOAD


  Shares of M.S.B. Fund are purchased and redeemed at net asset value per share of the Fund next determined after receipt of orders for purchases and redemptions by the Fund and, in the case of purchase orders by non-institutional investors, payment. There is no sales or redemption charge of any kind.

                       SUMMARY OF SHARE PURCHASE OPTIONS


                                       INITIAL PURCHASE                               SUBSEQUENT INVESTMENT
                                       ----------------                               ---------------------
BY MAIL                 Complete and sign the application. Make your      Make your check payable to M.S.B. Fund, Inc.
                        check payable to M.S.B. Fund, Inc. and send       and mail it to the address at the left. Put
                        to:                                               your account name, address and M.S.B. Fund
                        M.S.B. Fund, Inc.                                 account number on your check. Subsequent
                        c/o PFPC Inc.                                     investment forms will be included with each
                        P.O. Box 8905                                     shareholder statement for your convenience.
                        Wilmington, DE 19899-8905                         Alternatively, include a note giving your
                                                                          M.S.B. Fund account number, your name and your
                                                                          address.
BY OVERNIGHT COURIER    M.S.B. Fund, Inc.                                 Follow the directions above and forward to ad-
                        c/o PFPC Inc.                                     dress at left.
                        400 Bellevue Parkway
                        Wilmington, DE 19809
BY TELEPHONE            Telephone transactions may not be used for        All subsequent investments made by telephone
                        initial purchases. If you want to make            must be paid by wire transfer.
                        subsequent telephone transactions select this
                        feature on your application or call
                        800-661-3938 to request an authorization form
                        to set up your account for this feature.
                        Purchases must be paid by wire transfer.
WIRE INSTRUCTIONS       First, call 800-661-3938 to notify the Fund       Please carefully follow instructions at left
                        that you intend to purchase shares by wire and    and include the following information:
                        to verify wire instructions. Then, wire funds     Shareholder Account #
                        care of                                           Shareholder Name/Registration
                        PNC Bank, N.A., Philadelphia, PA                  Taxpayer Identification Number.
                        ABA#: 031000053
                        Credit: BNF M.S.B. Fund DDA#8610304163
                        Further credit: (Shareholder Name and Account
                        Number)
INSTITUTIONAL           First, open an account by submitting a            Follow the directions to the left.
  INVESTORS -- NEXT     completed account application by mail or
  DAY                   overnight courier. Then, notify the Fund by
  SETTLEMENT            calling 800-661-3938 that you desire to
                        purchase shares with next day settlement,
                        indicating the amount of the investment or the
                        number of shares you desire to purchase and,
                        if submitting the purchase order by fax,
                        transmit the fax to 302-791-4088. Then, wire
                        funds using the wire instructions above.
                        Federal funds must be received by 4:00 P.M.
                        New York City time or the order will be
                        canceled.
AUTOMATIC INVESTMENT    See the description of the Automatic              This feature must be set up by you in advance.
  PROGRAM               Investment Program on page 9.

PURCHASE OF FUND SHARES


  The purchase price of M.S.B. Fund shares is net asset value per share next determined after receipt of the order to purchase. Except for orders by institutional investors electing next day settlement, all orders must be accompanied by a check or other form of payment and will not be accepted by the Fund without such payment. Upon acceptance of a purchase order by the Fund, the number of shares to be issued will be determined by dividing the amount tendered by the net asset value at which the purchase is to be made. Subscriptions for shares are not binding until accepted by the Fund. The Fund reserves the right to reject any purchase order. Purchasers receive a Confirmation Notice from the Fund which sets forth the amount invested, the purchase price per share, the number of shares purchased and held in the shareholder's account both before and after the transaction and the identifying number of the account. It is important for purchasers to retain Confirmation Notices as a record of shares held.


  Orders to purchase shares of the Fund should be directed to M.S.B. Fund, Inc., c/o PFPC Inc., P.O. Box 8905, Wilmington, DE 19899-8905. Applications sent by overnight courier and all other correspondence should be sent to M.S.B. Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

  INITIAL PURCHASES


  The minimum initial investment in the Fund is $250 ($50 for investors enrolling in the Automatic Investment Plan). The minimum initial investment for IRAs is also $50. There is a $50 minimum for subsequent investments. Persons who desire to make an initial investment in the Fund should fill out the Account Application which appears at the back of this Prospectus and mail it to the Fund together with a check payable to M.S.B. Fund, Inc. Orders are subject to acceptance by the Fund. Telephone transactions may not be used for initial purchases.


  Shares of the Fund may also be purchased through authorized broker/dealers or other institutions who may charge investors a fee for their services. Such sales agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions in a timely manner and in accordance with their customer agreements and this Prospectus.

  OPEN ACCOUNT


  Upon an initial purchase of shares, an open account is established in the names of the persons named in the Initial Purchase Order Form. The Fund's transfer agent and registrar acts as the agent of the shareholder in the establishment and maintenance of this open account. Shares held in open account entitle the shareholder to all benefits of share ownership. Certificates representing the Fund's shares will not be issued unless requested in writing directly to the Fund's Administrator or to an account representative of an eligible broker-dealer or bank. Wire and telephone redemptions of shares held in certificate form are not permitted and the shares represented thereby will not be reported on brokerage or bank statements sent to clients. See "Redemption of Fund Shares" below. Open account ownership simplifies record keeping, prevents loss of certificates, facilitates redemptions, and costs less for the Fund to administer, thereby lowering expenses.


  SUBSEQUENT PURCHASES


  Each Confirmation Notice includes a detachable order form which may be used to make additional purchases of shares in amounts of $50 or more ($50 per month for investors enrolling in the Automatic Investment Plan). Orders are subject to acceptance by the Fund. All such purchases are made at net asset value next determined after receipt by the Fund of the order form and, except for orders by institutional investors electing next day settlement, payment.

  Subsequent investments may also be made by telephone with payment made by bank wire transfer from a bank account. The transfer must specify account name, address and M.S.B. Fund account number. This feature must be set up in advance according to the following instructions.

  Investors desiring to make telephone transactions for subsequent investments should select this feature on their applications or call 800-661-3938 to request an authorization form to set up their accounts for this feature. See "Redemption of Fund Shares -- Telephone Redemptions" for a discussion of liability for telephone errors.

  Shareholders should contact the Fund at 800-661-3938 to obtain the latest wire instructions for wiring funds to PFPC Inc. for the purchase of Fund shares and to notify PFPC Inc. that a wire transfer is coming.

  AUTOMATIC INVESTMENT PLAN

  Investments in shares of the Fund may be made automatically by authorizing the Fund's transfer agent to withdraw funds from the investor's bank account. An initial minimum investment of $50 is required to open an account. Subsequent investments of at least $25 are required. Investors desiring to participate in the automatic investment plan should complete the Automatic Investment Plan Application which appears at the back of this Prospectus and mail it to the Fund.

  PAYROLL DEDUCTION PLANS

  A number of financial institutions make purchases of M.S.B. Fund shares available to their employees by means of payroll deductions. Those companies making payroll deduction plans available forward funds for purchase of shares to the Fund at least monthly (unless deductions are made less frequently) on behalf of the shareholder and make appropriate forms available to their employees. Confirmation Notices of purchases made by payroll deduction are sent directly to employees. Shareholders participating in payroll deduction plans may also purchase shares by means of direct orders.

  TAX-SHELTERED RETIREMENT PLANS


  The Fund offers certain tax-sheltered retirement plans through which shares may be purchased, including regular and Roth IRAs (and "rollover" from existing retirement plans) for individuals and their spouses and SEP-IRAs. Shares of the Fund may also be purchased by Qualified Retirement Plans such as profit-sharing plans, 401(k) Plans and other defined contribution plans, and by defined benefit plans.


  Investors should call the Fund at 800-661-3938 to obtain the appropriate forms.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Shareholders may elect to have dividends and capital gains distributions of the Fund, when paid, reinvested in shares of the Fund at the net asset value per share determined at the close of business on the ex-dividend date. Dividends and capital gains distributions will be so reinvested unless a contrary intention is stated in the space provided for that purpose in the Account Application. An election may be changed by the shareholder at any time prior to a record date for a dividend or distribution by notice in writing to the Fund.


NEXT DAY SETTLEMENT OPTION FOR INSTITUTIONAL INVESTORS



  M.S.B. Fund, Inc. makes available to institutional investors, including but not limited to banks, savings associations, trust companies, broker-dealers and other institutions, whether acting for themselves or their customers, the ability to elect next day settlement of purchase orders for shares of the Fund. Under these arrangements an institutional investor may submit an order to purchase shares by telephone or facsimile transmission and must transmit the funds in payment for the purchase by Federal funds wire transfer no later than the following day. The purchase price for the shares will be the net asset value per share next determined after receipt and acceptance of the order to purchase. Institutional investors may submit purchase orders by telephone for their initial investment in the Fund or any subsequent investment. The investor must indicate to the Fund at the time the purchase order is placed whether same day or next day settlement is sought. Payment for telephone or faxed purchase orders must be made by Federal funds wire transfer received by PNC Bank by 4:00 P.M., New York City time, on the date designated for settlement. If payment in Federal funds is not received by such time, the order will be canceled. Investors making their initial investments in the Fund must first open an account with the Fund by submitting a completed account application. Account applications may be obtained by calling the Fund at 1-800-661-3938. See "Summary of Share Purchase Options" for wiring and faxing instructions.



  A purchase order for next day settlement is binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the investor will be responsible for the difference between the price of the shares when ordered and the price of the shares when the order is canceled and for any fees or other losses and expenses incurred by the Fund. The Fund may redeem shares from the investor's account in an amount equal to the amount of such difference in share price and such fees and other losses and expenses, if any, and may retain the proceeds of such redemption in satisfaction of the investor's liability to the Fund. The investor will continue to be responsible for any deficiency. In addition, the Fund may prohibit or restrict the investor from electing next day settlement in the future or from making future purchases of the Fund's shares.



  Any Federal funds received in respect of a canceled purchase order will be returned upon instructions from the sender without any liability to the Fund, the Investment Adviser, the Distributor or PNC Bank. If it is not possible to return such Federal funds the same day, the sender will not have use of such funds until the next business day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.


NET ASSET VALUE


  Net asset value per share of the Fund is determined as of 4:00 P.M., New York time. The Fund computes its net asset value once daily on days the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders received prior to 4:00 P.M., New York time, on a trading day are executed at the net asset value per share computed as of 4:00 P.M., New York time, on such day. Orders received after 4:00 P.M., New York time, on a trading day or on a day which is not a trading day are executed at the net asset value per share computed as of 4:00 P.M., New York time, on the next trading day.



  The net asset value per share of the Fund is computed by dividing the value of all securities and other assets of the Fund, less liabilities, by the total number of shares of the Fund outstanding. For purposes of such computation, a security listed on a national securities exchange or on the NASDAQ National Market System is valued at the last reported sale price thereof on the exchange or system where the security is principally traded. If no trade occurs on such ex-change or system on the date of computation, such security will be valued at the mean of the last bid and asked prices on such day on such exchange or system. Securities not listed on a national securities exchange or on the NASDAQ National Market System but traded in an over-the-counter market are valued at the average of the last bid and asked prices prior to the computation. Short term interest-bearing investments for which market quotations are not available are valued at cost plus discount earned, which the Board of Directors has determined to be fair value. Other securities are valued at their fair value, as determined in good faith by the Board of Directors of the Fund.


  Securities underlying outstanding call options written by the Fund are valued at their market price as determined above. Premiums received on the sale of call options are included in the net asset value; however, the current market value of outstanding options written by the Fund is deducted in computing net asset value. The current market value of an option listed on an organized securities exchange is based on the last sales price on such exchange prior to 4:00 P.M., New York time, or, if none, the mean of the last bid and asked prices as of 4:00 P.M., New York time.


PERFORMANCE INFORMATION

  From time to time, the Fund may advertise the total return and the average annual total return of the Fund over specified periods. Such information is based on historical results and is not intended to indicate future performance of the Fund. Total return shows the change in the value of an investment in the Fund over a specified period of time (such as one, five or ten years), assuming reinvestment of all dividends and distributions and after deduction of all applicable charges and expenses. The Fund's average annual total return represents the annual compounded growth rate that would produce the total return achieved over the period. The performance information reported by the Fund does not take into account any federal or state income taxes that may be payable by an investor. Comparative performance information may be included in advertising or marketing the Fund's shares.


  Additional information regarding the performance of the Fund is contained in the Annual Report to Shareholders for the year ended December 31, 1997, which is available without charge upon request to the Fund.


REDEMPTION OF FUND SHARES

  A shareholder may require the Fund to redeem his shares at any time (subject to the conditions and limited exceptions described below). Redemption requests may be made in writing or by telephone if the shareholder has elected the telephone redemption option. If share certificates were issued to the shareholder for the shares to be redeemed, the redemption request must be accompanied by the share certificates. Procedures for redeeming shares are described below.


  WRITTEN REDEMPTION REQUESTS. To be in good order, written redemption requests must be signed exactly as the account is registered by all persons in whose names the account is held and must include the following information: the account number from which shares are to be redeemed, the dollar value or number of shares to be redeemed, the address the redemption proceeds should be mailed to and the shareholder's daytime phone number. If share certificates were issued to the shareholder for the shares to be redeemed, the redemption request must be accompanied by the share certificates. In the event of the death or incapacity of a shareholder, the Fund may require additional documentation. Redemptions in excess of $10,000 may require a signature guarantee. See "--Signature Guarantee."

  Redemption requests should be directed to M.S.B. Fund, Inc., c/o PFPC Inc., P.O. Box 8905, Wilmington, DE 19899-8905. Redemption requests sent by overnight courier should be sent to M.S.B. Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19899.


  SIGNATURE GUARANTEE. Except for redemption requests by 401(k) plan omnibus accounts and redemptions by institutional investors, the signature(s) on redemption requests that are greater than $10,000 must be guaranteed by a domestic bank or trust company, broker-dealer, clearing agency, credit union or savings association (a "Qualified Guarantor"). For redemptions in excess of $25,000, the signature(s) must be guaranteed by a Qualified Guarantor that is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not a part of these programs will not be accepted for redemptions in excess of $25,000. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons.



  In addition to the signature guarantee requirements described above, if the proceeds of the redemption (i) are to be paid to a person other than the record owner, or (ii) are to be sent to an address other than the address on the Transfer Agent's records or within thirty (30) days after the Transfer Agent has been notified of an address change, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by a "Qualified Guarantor". The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.


  TELEPHONE REDEMPTIONS. The Fund permits individual shareholders (once within a thirty day period) or a representative of record for an account to redeem shares by telephone in amounts up to $10,000 by calling the Fund at 800-661-3938. In order to use this service, the shareholder must have elected to do so in his or her application or complete an authorization form supplied by the Fund. Telephone redemptions must be in amounts of $500 or more. Instructions must include the shareholder's account number. Checks issued must be made payable to the owner of record and may be mailed only to the address of record. The request cannot be honored if an address change has been made for the account within 60 days of the telephone redemption request.


  Institutional investors are not restricted as to the frequency or the maximum amount of redemptions that can be made by telephone.


  If there are multiple account owners, the Fund may rely on the instructions of only one owner. This account option is not available for retirement account shares or shares purchased within 15 days prior to the redemption request. The Fund may record all calls.

  The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon telephone instructions. The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. Assuming the Fund's security procedures are followed, neither the Fund nor PFPC Inc. will be responsible for the authenticity of redemption instructions received by telephone and believed to be genuine and any loss therefrom will be borne by the investor. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Shares may be re-deemed by mail if a shareholder is unable to contact the Fund by telephone.

  Shares for which share certificates were issued to the shareholder cannot be redeemed by telephone. See "-- Written Redemption Requests" for instructions for redeeming shares represented by certificates.


  ADDITIONAL INFORMATION CONCERNING REDEMPTIONS. An individual shareholder who holds Fund shares in non-certificate form may elect to have redemption proceeds of $5,000 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. The bank wire charge for this service is $7.50. Institutional buyers are not restricted as to the minimum or maximum amount of redemption proceeds that may be transmitted to them by wire transfer.


  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax. Redemption requests failing to indicate an election not to have Federal tax withheld will be subject to withholding.

  Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission. These broker-dealers may charge a fee for this service.

  REDEMPTION PRICE. Shares are redeemed at their net asset value per share next determined after receipt of the request for redemption by the Fund and all other necessary documentation.

  TIME OF PAYMENT. Payment for shares redeemed will be made to the redeeming shareholder within seven days of receipt by the Fund of the request for redemption and all other necessary documentation.

  EXCEPTIONS TO OBLIGATION TO REDEEM.
Redemptions may be suspended, and the date of payment postponed, in the event that trading on the New York Stock Exchange is suspended or restricted, in the event that an emergency makes determination of net asset value or disposition of portfolio securities not reasonably practicable, both as determined under the rules of the Securities and Exchange Commission, or in the event the Securities and Exchange Commission by order permits suspension for the protection of shareholders. Requests for redemption received during a period when the right to redeem is suspended may be withdrawn at any time until redemptions are recommenced.

  REDEMPTION IN KIND

  The Fund has filed a Notification under Rule 18f-1 under the Investment Company Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. The Fund reserves the right to pay redemption proceeds in excess of such amount in kind if it is deemed to be in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to select from each portfolio holding a number of shares which will reflect the portfolio make-up and the value of which will approximate the value of the Fund shares being redeemed or to select from one or more portfolio investments shares approximately equal in value to the total value of the Fund shares being redeemed. Any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the disposition of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.

  AUTOMATIC WITHDRAWAL PLAN

  An Automatic Withdrawal Plan is available for those shareholders who wish to withdraw cash systematically from their investment in the Fund without the necessity of submitting a redemption order each time a redemption of shares is to be made. A shareholder should recognize that the redemption of shares to make payments under the Automatic Withdrawal Plan will reduce and may eventually eliminate all shares held in the shareholder's account.

  Under the Automatic Withdrawal Plan, a shareholder may have payments made to him either monthly or quarterly. In addition, the shareholder may request either payment of a fixed dollar amount (through the redemption of sufficient shares on the redemption date) or the redemption of a specified number of shares. If a shareholder designates the redemption of a specified number of shares and not a fixed dollar amount, the actual cash payments received will vary according to the net asset value of Fund shares on the redemption date.

  Only shares held in open account may be redeemed under the Automatic Withdrawal Plan. All income dividends and capital gain distributions payable to a shareholder who maintains an Automatic Withdrawal Plan will be reinvested in Fund shares regardless of previous instructions which may have been given to the Fund by the shareholder.

  A shareholder will receive a confirmation notice of each transaction under the Automatic Withdrawal Plan which sets forth the dollar amount and number of shares redeemed, the redemption price per share and the number of shares remaining in the shareholder's open account. The Automatic Withdrawal Plan may be terminated by a shareholder or the Fund by written notice not less than 30 days prior to the date upon which a payment is to be made to the shareholder under the Automatic Withdrawal Plan.

  Additional information regarding the Automatic Withdrawal Plan and applications are available from the Fund upon request.

  REDEMPTION AT THE OPTION OF THE FUND

  If the value of the shares in a shareholder's account is less than $25, the Fund may notify the shareholder that, unless the account is brought up to $25 in value, it will redeem all the shareholder's shares and close the account by paying the shareholder the redemption price and dividends and distributions declared and unpaid at the date of redemption. The Fund will give the shareholder forty-five days after it sends the notice to bring the account up to $25 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption will not apply if the value of a shareholder's account drops below $25 as the result of market action.

  The Fund reserves the right to do this because of the expense to the Fund, in relation to the size of the investment, of maintaining small accounts.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX STATUS


  The Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to distribute all of its net investment income and capital gains to shareholders in order to avoid the imposition of federal income and excise tax.



  All dividends from net investment income and short-term capital gains will be taxable as ordinary income to shareholders whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as long-term capital gains to shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his shares. Net long-term capital gains received by individual shareholders, including long-term capital gain distributions by the Fund, are generally taxed at a maximum rate of 28% for assets held longer than one year but less than 18 months, or at 20% for assets held for more than 18 months. Net long-term capital gains received by corporate shareholders are taxed at the same rates as ordinary income. A portion of dividends paid from net investment income may qualify for the dividends-received deduction for corporate shareholders. Dividends of net investment income are paid quarterly. Distributions of net long-term capital gains, if any, realized during the fiscal year usually are distributed in December of such fiscal year. Dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be taxable as if received by shareholders on December 31 of the calendar year in which such dividends or distributions are declared. Shareholders that are tax-exempt entities will not be taxed on amounts distributed to them by the Fund.


  The Fund will notify shareholders after the close of its fiscal year of the dollar amount and the tax status of that year's dividends and distributions.


  Any gain or loss realized upon a sale or redemption of Fund shares held as capital assets by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year (although such shares must be held for more than 18 months in order to qualify for the 20% maximum tax rate), and otherwise as short-term capital gain or loss. However, any loss realized on the sale or redemption of Fund shares that have been held for six months or less will be treated as long-term capital loss to the extent of the amount of any capital gains dividend received by the shareholder with respect to such shares.


  To avoid withholding tax on any dividends, capital gain distributions and redemption proceeds, a shareholder must certify that the social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

  Shareholders are urged to consult their own tax advisers with specific questions about the federal, state or local income tax implications of an investment in the Fund.

OFFICERS AND DIRECTORS OF THE FUND

  The directors of the Fund, in addition to reviewing the actions of the Fund's Investment Adviser, as described below, decide upon matters of general policy at their regular meetings. The Fund's officers supervise the business operations of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES


  Shay Assets Management, Inc. serves as investment adviser of the Fund; PFPC Inc. serves as its administrator, transfer agent, dividend paying agent and shareholder servicing agent; and PNC Bank, N.A. is the custodian for the Fund.


  INVESTMENT ADVISER


  Investment decisions for the Fund are made by Shay Assets Management, Inc. (the "Investment Adviser"), which, together with its predecessor, Shay Assets Management Co., has served as the Fund's investment adviser since May 19, 1995. The Investment Adviser is responsible for placing purchase and sale orders for portfolio securities and other investments. For its investment management services, the Investment Adviser receives a fee from the Fund computed at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent the expenses of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets during any fiscal year during the term of the Fund's agreement with the Investment Adviser. The total amount paid by the Fund in 1997 in respect of investment advisory services was 0.67% of the Fund's average net assets.



  The Investment Adviser is a Florida corporation that is controlled by Rodger
D. Shay, who is a Vice President of the Fund. The Investment Adviser, with its principal office located at 111 East Wacker Drive, Chicago, Illinois 60601, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser to Asset Management Fund, Inc., a registered investment company comprising five fixed-income portfolios with aggregate net assets of approximately $1.2 billion at March 31, 1998, and as investment adviser to Institutional Investors Capital Appreciation Fund, Inc., which had net assets at March 31, 1998, of approximately $106 million.


  ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT AND CUSTODIAN

  Administrator, Transfer Agent and Dividend Paying Agent. PFPC Inc. ("PFPC"), P.O. Box 8905, Wilmington, Delaware 19899-8905, which was appointed as the Fund's administrator effective May 19, 1995, performs various administrative services for the Fund. These services include maintenance of books and records, preparation of governmental filings and stockholder reports, and computation of net asset value. Subject to the fee waiver described below, the Fund pays PFPC a fee for its services as administrator computed at the annual rate of 0.10% of the first $200 million of the Fund's average net assets, 0.075% of the next $200 million of average net assets, with further reductions in the applicable rate for net assets in excess of $400 million, subject to a minimum annual charge of $80,400. PFPC also serves as the transfer agent, registrar and dividend paying agent for the Fund's shares and receives additional compensation in such capacities.

  Custodian. PNC Bank, N.A. ("PNC Bank"), Philadelphia, Pennsylvania, is the custodian of the Fund's investments. PNC Bank and PFPC are affiliates of PNC Bank Corp.


  Fee Waiver. PFPC and PNC Bank agreed to waive a portion of their fees during the first year (which ended May 18, 1996) of their respective agreements with the Fund so that the aggregate fees payable by the Fund for their services will not exceed 0.25% of the Fund's average daily net assets, plus certain transaction charges and out-of-pocket costs. PFPC and PNC Bank also agreed to waive 25% of any applicable minimum charges during the second year of the agreements, which year ended May 18, 1997. PFPC has further agreed to waive voluntarily 25% of such applicable minimum charges during the third and fourth years of the agreements, ending May 18, 1998 and May 18, 1999, respectively.


  DISTRIBUTOR


  Shay Financial Services, Inc. (the "Distributor") acts as the distributor of the Fund. The Distributor is a Florida corporation that is controlled by Rodger
D. Shay, a Vice President of the Fund.


  The Distributor is authorized to undertake certain activities in connection with the sales of shares of the Fund, including informing potential investors about the Fund through written materials, seminars and personal contacts. The Dis-tributor does not receive any compensation from the Fund in connection with such services.

  PORTFOLIO MANAGERS


  The individuals with primary responsibility for the management of the Fund's portfolio are John J. McCabe and Mark Trautman. Messrs. McCabe and Trautman have been primarily responsible for the Fund's investments since August 1991, in the case of Mr. McCabe, and March 1993, in the case of Mr. Trautman, initially as employees of the Fund's prior investment adviser, Nationar, and currently as Portfolio Managers of Shay Assets Management, Inc.



  Mr. McCabe is Senior Vice President of the Investment Adviser. Mr. McCabe previously served as Senior Vice President and Chief Investment Officer of Nationar, the Fund's former investment adviser, from August 1991 through May 1995 and in that capacity had responsibility for the Fund's investments. Prior to joining Nationar he served as Managing Director and Portfolio Manager at Sterling Manhattan Corporation, an investment banking firm, for approximately three years. Prior to that Mr. McCabe served in various positions at Bankers Trust Company, including Director of Investment Research and Managing Director of the Investment Management Group. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.



  Mr. Trautman is Vice President of the Investment Adviser. Prior to May 20, 1995, Mr. Trautman served as Director of Mutual Funds Investment for the Fund's former investment adviser, Nationar, and in that capacity had responsibility for the Fund's investments. He also has served as Portfolio Manager for Institutional Investors Capital Appreciation Fund, Inc. since March 1993. From January 1992 through March 1993 he served as Senior Equity Analyst for the two funds. From December 1988 through December 1991 Mr. Trautman was a Senior Associate with Sterling Manhattan Corporation.


DESCRIPTION OF SECURITIES


  The Fund is authorized to issue five classes of shares, par value $.001 each. At present, shares of only one class are outstanding ("Class A"), and only Class A shares are currently available for purchase. Each Class A share represents a proportionate interest in the Fund's existing investment portfolio. Shares of other classes, if and when issued, would represent interests in other portfolios of investments. Each Class A share has one vote on all matters submitted to a vote of the shareholders, except that, if additional investment portfolios are created, holders of Class A shares would not be entitled to vote on matters which affect only the interests of other portfolios. The Board of Directors may create additional investment portfolios at any time.


ADDITIONAL INFORMATION

  PERIODIC REPORTS. The Fund issues semi-
annual reports to its shareholders containing financial statements; the Fund also issues year end annual reports containing financial statements audited by the Fund's independent auditors.


  SHAREHOLDER INQUIRIES. Shareholder inquiries should be directed to M.S.B. Fund, Inc., c/o Shay Financial Services, Inc., 111 East Wacker Drive, Chicago, Illinois 60601 or by calling 800-661-3938.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

M.S.B. FUND, INC.
ACCOUNT APPLICATION
DO NOT USE FOR IRA ACCOUNTS.
IF YOU NEED ASSISTANCE IN COMPLETING
THIS APPLICATION, PLEASE CALL
800-661-3938.                          Mail check and completed application to:
                                       M.S.B. Fund, Inc.
                                       c/o PFPC Inc.
                                       P.O. Box 8905
                                       Wilmington, DE 19899-8905

--------------------------------------------------------------------------------------------------------------
1.    YOUR ACCOUNT REGISTRATION           (PLEASE PRINT)     COMPLETE APPLICABLE SECTION ONLY.
      (Check only one box here to indicate type of registration.)

[  ]  Individual(1)
                        --------------------------------------------------------------------------------------
                              First Name                      Initial            Last Name
and (if any)
                                                   ----------------------------
                                                      Social Security Number

[  ]  Joint
      Tenant(2)         --------------------------------------------------------------------------------------
                              First Name                       Initial            Last Name

(1)  Only one Social Security Number is needed for tax reporting.
(2)  The account registration will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------------------------------------

[  ] Gift to
     Minor
               ----------------------------------------------------------------- as custodian for
                    Custodian's Name    (Only One Permitted)

               -----------------------------------------------------------------      -----------
                    Minor's Name       (Only One Permitted)                              State

                                                                   ------------------------------
                                                                   Minor's Social Security Number
                          Under the Uniform Gifts to Minors Act
--------------------------------------------------------------------------------------------------------------

[  ] A Trust
               ----------------------------------------------------------------- as trustee for
                        Name of Trustee

               ----------------------------------------------------------------------------------------
                        Name of Trust

                    -----------------------------------               ---------------------------------
                        Date of Trust Agreement                         Taxpayer Identification Number
--------------------------------------------------------------------------------------------------------------

[  ] A Corporation,
     Partnership or    ---------------------------------------------------------------------------------------
     other Entity         Name of corporation or other entity


                                                                      --------------------------------
                                                                       Taxpayer Identification Number

--------------------------------------------------------------------------------------------------------------
2.  YOUR MAILING ADDRESS    (PLEASE PRINT)

--------------------------------------------------------------------------------------------------------------
Street Address

-----------------------------------------------------------------------------------------------------------
City                                                 State  Zip

------------------------------     -------------------------------
Home Phone                         Business Phone                     Citizen of [  ] U.S. [  ] Other  _____



                                  IMPORTANT! PLEASE COMPLETE REVERSE SIDE


--------------------------------------------------------------------------------


3.  YOUR INVESTMENT    (MINIMUM $250; AUTOMATIC INVESTMENT PLAN MINIMUM $50)
       BY MAIL: Enclosed is a check payable to M.S.B. FUND, INC. in the amount
       of                                                $ ________
       BY WIRE: Call 800-661-3938 to obtain account number and wiring
       instructions.                                     $ ________


--------------------------------------------------------------------------------

4.  AUTOMATIC INVESTMENT PLAN (MINIMUM INITIAL INVESTMENT $50)
Please start an Automatic Investment Plan for me and invest $        ($50
monthly or more) in the shares of the M.S.B. Fund. PLEASE COMPLETE SEPARATE AUTOMATIC INVESTMENT PLAN APPLICATION.


--------------------------------------------------------------------------------
5.  AUTOMATIC WITHDRAWAL PLAN
For information on this option and an application please call 800-661-3938.

--------------------------------------------------------------------------------
6.  REDEEMING YOUR SHARES
[ ] Yes  [ ] No    BY TELEPHONE: The Fund is hereby authorized to honor
                   telephone redemptions provided that proceeds are mailed or bank wired to the registered account holder(s) only.
                                                (See page 10 of the Prospectus.)


[ ] Yes  [ ] No    BY BANK WIRE: The Fund is hereby authorized to honor
                   redemptions by bank wire for any and all Fund shares, provided that the proceeds are transmitted to the bank listed below, for credit to my (our) account only.


-------------------------------------                  ------------------------
Name of Bank                                           Account No.

--------------------------------------------------------------------------------
Address of Bank                            City      State    Zip

-------------------------        -----------------------------------------------
Bank Routing ID No.              Name of account holder

--------------------------------------------------------------------------------
7.  YOUR SIGNATURE
The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund. I have received and read a current Prospectus of the Fund and agree to its terms. The Fund's Transfer Agent will not be liable for acting upon instructions it believes are genuine. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) number is shown above certifies that (i) the number is my correct taxpayer identification number and
(ii) currently I am not under IRS notification that I am subject to backup withholding. If no such number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such number has been issued, and a number has been or soon will be applied for and, if a number is not provided to you within sixty days, the undersigned understands that all payments (including redemptions) are subject to 31% withholding under Federal tax law, until a number is provided; or (b) that the undersigned is not a citizen or resident of the U.S. and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

X                                                  X
----------------------------------------------     ----------------------------------------------     ---------------------
Individual (or Custodian)                          Joint Registrant, if any                           Date
X                                                  X
----------------------------------------------     ----------------------------------------------     ---------------------
Corporate Officer, Trustee, etc.                   Title                                              Date

--------------------------------------------------------------------------------

Reinvest all income dividends and capital gains in additional Fund shares unless this box is checked. [ ] Pay dividends and capital gains distribution in cash. If any dividend or capital gains distribution check addressed and sent to
(me)(us) is returned to you, you are hereby authorized to invest the proceeds of that check in Fund shares at the net asset value next determined after receipt by you of these returned checks. (I)(We) understand and agree that all subsequent dividend and capital gains distributions automatically will be reinvested in Fund shares unless (I)(we) have signed and filed with you a new request to receive dividends and capital gains distributions in cash.

AE ----------------

                               M.S.B. FUND, INC.
                   AUTOMATIC INVESTMENT PLAN -- INSTRUCTIONS

--------------------------------------------------------------------------------

                               HOW DOES IT WORK?

    1. PFPC Inc. through our bank, PNC Bank, NA, draws an Automated Clearing House (ACH) debit electronically against your personal checking account each month, according to your instructions.


    2. Choose any amount ($50 or more) that you would like to invest regularly and your debit for this amount will be processed by PFPC Inc. as if you had written a check yourself.


    3. Shares will be purchased and a confirmation sent to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              HOW DO I SET IT UP?


    1. Complete this form AND THE FUND APPLICATION FORM if you do not already have an existing account. The minimum initial investment is $250 for those who do not have an existing account ($50 for investors enrolling in the Automatic Investment Plan).


    2. MARK ONE OF YOUR PERSONAL CHECKS VOID, ATTACH IT TO THE FORM and mail to M.S.B. Fund, Inc., c/o PFPC Inc., P.O. Box 8905, Wilmington, DE 19899-8905.

    3. As soon as your bank accepts your authorization, debits will be generated and your Automatic Investment Plan started. In order for you to have ACH debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your branch manager should be able to tell you your bank's capabilities. We cannot guarantee acceptance by your bank.

    4. Please allow one month for processing of your Automatic Investment Plan before the first debit occurs.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    M.S.B. FUND, INC.                               MAIL CHECK AND COMPLETED APPLICATION TO:
    AUTOMATIC INVESTMENT
    PLAN APPLICATION                                M.S.B. FUND, INC.
                                                    C/O PFPC INC.
                                                    P.O. BOX 8905
                                                    WILMINGTON, DE 19899-8905


--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT $250

   I authorize M.S.B. Fund, Inc. to establish an Automatic Investment Plan for me and draw on my

                [ ] Checking Account            [ ] Savings Account


          In the amount of  [ ] $50    [ ] $100    [ ] $250    [ ] other


               ------------------------------ ($50 monthly or more)


   on the 20th day of each month to invest in the shares of M.S.B. Fund, Inc.

--------------------------------------------------------------------------------

   [ ] I am in the process of establishing an account (Regular or IRA Account Application must be completed)

   or


   [ ] My M.S.B. account number is ---------------------------------------------


--------------------------------------------------------------------------------
Name as account is registered


--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                                              State                 Zip

-----------------------------------           ----------------------------------
Home Telephone                                Business Telephone
--------------------------------------------------------------------------------

BANK INFORMATION: Please fill in the following information and attach a void check.

Please have the ACH drawn on the following account:

---------------------------------------------------      -----------------------
Name of Bank                                             Account No.

--------------------------------------------------------------------------------
Address of Bank                       City            State             Zip

----------------------                              ----------------------------
Bank Routing ID No.                                 Name of account holder
(9 digit number located on lower left side of your check)

NOTE: YOUR BANK MUST BE ABLE TO ACCEPT ACH TRANSACTIONS AND/OR BE A MEMBER OF AN ACH ASSOCIATION IN ORDER FOR YOU TO USE THIS SERVICE.

                    IMPORTANT! PLEASE COMPLETE REVERSE SIDE

I understand that my ACH debit will be dated on or about the 20th day of each month as indicated above. I agree that if such debit is not honored upon presentation, PFPC Inc. may discontinue this service and any share purchase made upon deposit of such debit may be cancelled. I further agree that if the net asset value of the shares purchased with such debit is less when said purchase is cancelled than when the purchase was made, PFPC Inc. shall be authorized to liquidate other shares or fractions thereof held in my account to make up the deficiency. This Automatic Investment Plan may be discontinued by PFPC Inc. upon 30-days written notice or at any time by the investor by written notice to PFPC Inc. which is received not later than 5 business days prior to the above designated investment date.

Signature(s)
---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------

  IMPORTANT! MARK ONE OF YOUR PERSONAL CHECKS VOID AND ATTACH IT TO THE FORM.
--------------------------------------------------------------------------------

                                     NOTES

                                     NOTES

                                   [M.S.B.]
                                  FUND, INC.


                                              M.S.B. Fund, Inc.

                                              c/o Shay Financial Services,Inc.

                                              111 East Wacker Drive
                                              Chicago, Illinois 60601
                                              Telephone 800-661-3938



                                        OFFICERS
                                        President
                                   JOSEPH R. FICALORA

    First Vice President                                        Second Vice President
    MICHAEL J. GAGLIARDI                                          NORMAN W. SINCLAIR
Vice President and Assistant                                 Vice President and Secretary
         Secretary                                              EDWARD E. SAMMONS, JR.
       RODGER D. SHAY
                                                                    Vice President
       Vice President                                              MARK F. TRAUTMAN
       JOHN J. McCABE
                                                                      Treasurer
                                                                   JAY F. NUSBLATT

                                        DIRECTORS
     Malcolm J. Delaney                                          Michael J. Gagliardi
     Timothy A. Dempsey                                            David F. Holland
      Harry P. Doherty                                         William A. McKenna, Jr.
     Joseph R. Ficalora                                           Norman W. Sinclair
      David Freer, Jr.                                               Ian D. Smith

            -----------------------------
                ---------------------
                        M.S.B.
                      FUND, INC.
                ---------------------
            -----------------------------

            M.S.B. Fund, Inc.

            c/o Shay Financial Services, Inc.

            111 East Wacker Drive
            Chicago, Illinois 60601
            Telephone 800-661-3938

            INVESTMENT ADVISER

            Shay Assets Management, Inc.

            111 East Wacker Drive
            Chicago, Illinois 60601

            DISTRIBUTOR

            Shay Financial Services, Inc.

            111 East Wacker Drive
            Chicago, Illinois 60601

            ADMINISTRATOR, TRANSFER AGENT,
            SHAREHOLDER SERVICING AGENT
            AND DIVIDEND PAYING AGENT
            PFPC Inc.
            103 Bellevue Parkway
            Wilmington, Delaware 19809

            CUSTODIAN
            PNC Bank
            17th & Chestnut Streets
            Philadelphia, Pennsylvania 19101

            LEGAL COUNSEL
            Hughes Hubbard & Reed LLP
            One Battery Park Plaza
            New York, New York 10004

            INDEPENDENT ACCOUNTANTS
            KPMG Peat Marwick LLP
            1600 Market Street
            Philadelphia, Pennsylvania 19103-7222


                        -----------------------------
                            ---------------------
                                    M.S.B.
                                  FUND, INC.
                            ---------------------
                        -----------------------------

                                   PROSPECTUS

                              -------------------

                                  May 1, 1998

                                 A NO-LOAD FUND

                              -------------------

                               PRIMARY OBJECTIVE:
                              CAPITAL APPRECIATION

                              -------------------

                              SECONDARY OBJECTIVE:
                                     INCOME

                                                 M.S.B.
                                                FUND, INC.

                               ------------------------------------------------

                                      M.S.B. Fund, Inc.
PRIMARY OBJECTIVE:                    c/o Shay Financial Services, Inc.
CAPITAL APPRECIATION                  111 East Wacker Drive
                                      Chicago, Illinois  60601
                                      800-661-3938


SECONDARY OBJECTIVE:
INCOME

                                      STATEMENT OF
                                      ADDITIONAL
                                      INFORMATION

                                      May 1, 1998




                                 This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Fund, dated May 1, 1998. A copy of the Prospectus may be obtained from the Fund at the address set forth above or by calling 800-661-3938.




                               ------------------------------------------------


CONTENTS
                                                                            PAGE
Investment Policy and Objectives ...........................................  1

  Writing Covered Options ..................................................  1

  Issuance of Senior Securities ............................................  3

  Voting of Portfolio Securities ...........................................  3

  Portfolio Turnover .......................................................  3

Purchase and Redemption of Shares ..........................................  3

Performance Information ....................................................  4

Dividends, Distributions and Income Tax Status .............................  5

Officers and Directors of the Fund .........................................  6

Investment Advisory and Other Services ..................................... 13

  Investment Adviser ....................................................... 13

  Administrator, Transfer Agent, Shareholder Servicing Agent, Dividend
  Paying Agent and Custodian ............................................... 15

  Distributor .............................................................. 16

Independent Auditors ....................................................... 16

Purchase and Sale of Portfolio Securities .................................. 16

Expenses of the Fund ....................................................... 17

Description of Capital Stock ............................................... 18

General Information ........................................................ 18

Financial Statements ....................................................... 18




                                     (i)

INVESTMENT POLICY AND OBJECTIVES

     The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary. In seeking to achieve these objectives the Fund invests primarily in equity securities of large and medium size companies, i.e. companies with a market capitalization in excess of $500 million, whose growth, earnings and dividend prospects are promising and whose securities are reasonably priced, in the opinion of its Investment Adviser. Such equity securities consist primarily of common stocks but may also include debt securities convertible into common stock. It is not expected that the Fund's holdings of convertible debt securities would ordinarily exceed 5% of the Fund's assets. The Fund may also invest up to 15% of its assets in equity securities of smaller companies which may be less liquid and more volatile than the securities of larger companies. Although the Fund invests primarily in common stocks, the Fund is not restricted in the proportion of its assets that may be invested in non-equity securities, such as investment grade corporate bonds, commercial paper and government securities, during abnormal market conditions; and, when deemed beneficial in the opinion of the Fund's Investment Adviser for defensive purposes during abnormal market conditions, a substantial proportion of the assets of the Fund may be invested temporarily in such securities. The Fund does not have any present intention of investing in nonconvertible debt securities of the lowest investment grade, which securities have some speculative characteristics. The Fund may not invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation. The Fund may not purchase securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended, and may not invest more than 10% of its total assets in securities which are otherwise restricted as to disposition. The Fund may not purchase or retain the securities of any issuer if the officers or directors of the Fund, its advisors or managers owning beneficially more than one-half of one percent of the securities of that issuer together own beneficially more than five percent of the securities of the issuer.

     The Fund invests its non-committed cash primarily in commercial paper. The Fund's investments in commercial paper ordinarily consist of commercial paper rated "Prime-2" or better by Moody's Investors Services, Inc. or rated "A-2" or better by Standard & Poor's Corporation. The Fund's investments in commercial paper typically mature overnight.

WRITING COVERED OPTIONS

     The Fund may engage in writing (i.e., selling) call options listed on organized securities exchanges with respect to securities owned by the Fund (called "covered" options). Except in the circumstances described below, the Fund will not sell any security subject to a call option written by the Fund so long as that option is outstanding. Call options are currently listed on the Chicago Board Options Exchange and the New York, American, Midwest and Pacific Stock Exchanges.

     A call option gives the purchaser the right to buy a security from the Fund at a fixed price (the "exercise price") at any time prior to the expiration of the option contract regardless of the market price of the security at that time. In return for such right, the purchaser pays the Fund a premium which the Fund retains whether or not the option is exercised. The premium represents consideration to the Fund for undertaking the option obligation and thereby foregoing (during the period of the option) the opportunity to profit from an increase in the market price of the underlying security above the exercise price. For example, assume the Fund owns 100 shares of XYZ and that, at a time when the market price of XYZ was $50 per share, the Fund wrote a six month call option on those shares at an exercise price of $50 for a premium of $500 (less transaction costs). If the price of XYZ declined to $40 per share the call would not likely be exercised. The 100 XYZ shares would have declined $1,000 in value and the Fund would have received income in the amount of $500. On the other hand, should the price of XYZ rise to $60 per share the call would likely be exercised with the result that, in exchange for the $500 premium, the Fund would have foregone the $1,000 appreciation on the underlying shares.

     When an option is written the securities subject to the option will be segregated or otherwise held for delivery in accordance with the requirements of any applicable securities exchange. The Fund may purchase call options only for the purpose of closing out a previous option commitment (called a "closing purchase transaction"). A closing purchase transaction is made by buying an option with identical terms as an option previously written, resulting in the cancellation of the Fund's previous option obligation. If the Fund wishes to sell securities on which it has options outstanding it would execute a closing purchase transaction prior to selling the securities. A profit or loss may be realized on a closing purchase transaction if the amount paid to purchase a call option previously written is less or more than the amount received from its sale.

     The writing of covered call options involves certain risks. An option position may be closed out only on an exchange which provides a market for an option of the same series. Although the Fund will generally write only those call options for which there appears to be an active market, there is no assurance that an active market on an exchange will exist for any particular option at any particular time. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it would, as a result, be subject to any price decline in the underlying security. If such a situation were to arise, the Fund's Investment Adviser would determine whether to hold the underlying securities and risk depreciation in their market value or to sell the securities and substitute cash or other securities as collateral for the option obligation.

     In general, premiums received on options which are not exercised and gains or losses realized on closing purchase transactions are treated as short-term capital gains or losses. When an option is exercised the premium is added to the exercise price and the resulting gain or loss is characterized as a short- or long-term capital gain or loss depending on the holding period of the underlying securities. In general, brokerage commissions associated with buying and selling call options are higher than those associated with other securities transactions.

     The Board of Directors has directed the Fund's Investment Adviser to write options only in situations where the exercise price plus the premium (less transaction costs) would, at the time the option is written, equal a price at which the Investment Adviser would recommend selling the underlying securities because of fundamental investment considerations. Consequently, the Fund does not believe that option writing has a material effect on the Fund's portfolio turnover rate and it is believed that option writing may contribute both to the capital appreciation and income objectives of the Fund. In addition, the Board of Directors has directed the Investment Adviser to restrict option writing so that no more than 5% of the Fund's total assets may be subject to outstanding options at any time. These restrictions may be changed by the Board of Directors whenever such changes appear to be in the best interest of the Fund.

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification requires, among other things, that the Fund derive less than 30% of its gross income from realized gains on securities (including options) held less than three months. See "Dividends, Distributions and Income Tax Status" in this Statement of Additional Information. For the effect of options on the computation of net asset value see "Net Asset Value" in the Prospectus.

ISSUANCE OF SENIOR SECURITIES

     The Fund does not issue senior securities, except that it may borrow money for temporary administrative or liquidity (but not leveraging) purposes, and then only from banks up to an amount not in excess of 5% of the value of the Fund's total assets at the time of the loan, repayable in not more than 60 days.

VOTING OF PORTFOLIO SECURITIES

     In general, subject to rare exceptions when deemed appropriate, the Fund votes portfolio securities in favor of management proposals and nominees. This policy is based upon the fact that the Investment Adviser's evaluation of the quality of management is an important factor in investment decisions made by the Fund.

PORTFOLIO TURNOVER


     The Fund's annual portfolio turnover rate was 68%, 45% and 23% in 1995, 1996 and 1997, respectively. The portfolio turnover rate is determined by dividing the amount of the lesser of the purchases or sales during the year by the average value of the Fund's portfolio securities during such year. The portfolio turnover rate of the Fund is not normally expected to exceed 75% but may do so if the Fund's investment objectives and policies in the light of market conditions require more frequent trades. The Fund's portfolio turnover rate was lower in 1997 than in 1996 as fewer securities were required to be sold to meet redemption or other cash requirements.


PURCHASE AND REDEMPTION OF SHARES


     Shares of the Fund may be purchased or redeemed at the Fund's net asset value per share next determined after receipt of an order for purchase or redemption as described in the Prospectus, accompanied by, in the case of purchase orders by non-institutional investors, payment.

     The following computation demonstrates by way of example the manner in which the net asset value of the Fund was determined as of 4:00 P.M., New York time, on December 31, 1997.

                               M.S.B. FUND INC.
                      DECEMBER 31, 1997 VALUATION SHEET

     Investment in securities, at value......................        $49,168,766
     Cash....................................................                 56
     Receivable for fund shares sold.........................             13,362
     Dividends and interest receivable.......................             80,207
     Prepaid expenses........................................             43,986
                                                                     -----------
          Total assets.......................................        $49,306,377
                                                                     -----------
     Less:

     Accrued expenses payable................................             38,901
                                                                     -----------
     Net assets..............................................        $49,267,476
                                                                     ===========
     Number of shares outstanding............................          2,778,548
     Net asset value, offering and redemption price per share             $17.73
                                                                     ===========

PERFORMANCE INFORMATION

     The following table sets forth the total return on an investment in the Fund for the one-, three-, five- and ten-year periods ended December 31, 1997, and the average annual total return for such periods:

                     M.S.B. FUND, INC. TOTAL RETURN DATA

                                          PERIODS ENDED DECEMBER 31, 1997
                                        ------------------------------------
                                        1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                        ------   -------   -------  --------
     Total Return...................    28.88%    95.15%   131.45%   290.09%

     Average Annual Total Return....    28.88%    24.97%    18.27%    14.58%

     Total return shows the percentage change in the value of an investment in the Fund over the specified periods, assuming (i) a hypothetical investment of $1,000 at the beginning of the period, (ii) reinvestment of all dividends and distributions and (iii) deduction of all applicable charges and expenses. The Fund's average annual total return represents the annual compounded growth rate that would produce the total return achieved over the applicable period. For example, as indicated in the table above, a 18.27% average annual rate of return would produce a total return of 131.45% over a five-year period. The performance information reported above does not take into account any federal or state income taxes that may be payable by an investor.


     The foregoing information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Comparisons of total returns on a year-to-year basis may facilitate an understanding of how the Fund is affected by changing market conditions. The average annual total return permits an investor to identify the overall rate of return achieved by the Fund during a multi-year period without regard to year-to-year variations.

     From time to time the Fund's performance may be compared to the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Price Index, which are groups of unmanaged securities, and other published indices and to the Lipper Growth and Income Fund Average and the Lipper All Equity Funds Average. The Fund's performance also may be compared to that of other mutual funds through ratings or rankings or appropriate averages based on specified factors over specified periods of time reported or published by such entities as AMG Data, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Chicago Tribune, Consumer Reports, Crain's Chicago Business, Crain's New York Business, the Donoghue Organization, The Economist, Financial Times, Forbes, Fortune, Futures, Income Opportunities, Investment Advisor, Investment Company Data, Inc., Kiplinger's Personal Finance, Lipper Analytical Services, Inc., Media General Financial Services, Money, Morningstar, Inc., Mutual Fund Market News, Newsweek, The New York Times, No-Load Fund Investor, Smart Money, Standard & Poor's, Strategic Data, Success, Time, U.S. News and World Report, USA Today, Value Line, The Wall Street Journal and Worth Magazine.

DIVIDENDS, DISTRIBUTIONS AND INCOME TAX STATUS

     It is the Fund's policy to distribute substantially all of its net investment income (income from dividends and interest, less expenses) and net short-term capital gain, if any, as income dividends and to distribute substantially all net long-term capital gain (net of short-term capital loss) on sales of portfolio securities as capital gain distributions. In the event the Fund fails to distribute to shareholders in a calendar year an amount equal to the sum of (i) 98% of its ordinary income (excluding capital gain), (ii) 98% of its capital gain net income (determined as of the twelve-month period ending October 31), and (iii) the amount, if any, of ordinary income and capital gain not distributed in the preceding calendar year, it would be subject to a non-deductible 4% excise tax on the amounts not distributed. Because the Fund expects to distribute all of its net investment income and net capital gain, it does not expect to incur a liability for this tax.

OFFICERS AND DIRECTORS OF THE FUND


     The Fund has ten directors who are elected for staggered terms of three years each. The officers of the Fund are the President, First Vice President, Second Vice President, Vice President, Treasurer, Secretary and Assistant Secretary. All directors must be shareholders; the President and First Vice President must be directors.


     The directors and officers of the Fund, together with their ages, principal occupations for the last five years and the expiration of their terms as directors, are set forth in the following table.


                                                   POSITION(S) HELD WITH
NAME, AGE, ADDRESS AND                             REGISTRANT AND EXPIRATION
PRINCIPAL OCCUPATIONS LAST 5 YEARS                 OF TERM AS A DIRECTOR
----------------------------------                 -------------------------

JOSEPH R. FICALORA (Age 51)*                       President and Director (1999)
38-25 Main Street
Flushing, NY  11354

   Mr. Ficalora has been Chairman, President and Chief Executive Officer of Queens County Bancorp, Inc. since its inception in July 1993, and has been President of Queens County Savings Bank, its principal subsidiary, since 1989. Mr. Ficalora previously served as President and Chief Operating Officer of Queens County Savings Bank. Mr. Ficalora also previously served as Chairman of the Board of the New York Savings Bank Life Insurance Fund, President of the Queens Library Foundation Board, Executive Vice President of Finance and Board member of Queensborough Boy Scouts and Vice President and a member of the Board of the Queens Chamber of Commerce. He also serves on the Board of the following organizations: Queensborough Community College, Queens Museum, Flushing Cemetery and the Community Bankers Association of New York State. Mr. Ficalora has served as President of the Fund since April 1997 and served as First Vice President of the Fund from March 1996 to April 1997.

MICHAEL J. GAGLIARDI (Age 57)*                     First Vice President and
36 Pacific Street                                  Director (1999)
Newark, NJ  07105

   Mr. Gagliardi is President, Chief Executive Officer and a director of Ironbound Bankcorp and its principal subsidiary, Ironbound Bank. From January 1992 through February 1993, he served as Chairman, President and Chief Executive Officer of Green Point Savings Bank. From 1989 through 1992, Mr. Gagliardi served as President and Chief Executive Officer, and from 1987 through 1989 he served as Executive Vice President and Chief Financial Officer, of Green Point Savings Bank. He also serves as a director of the National Association for the Study of Wilson's Disease. Mr. Gagliardi has served as First Vice President of the Fund since April 1997.

NORMAN W. SINCLAIR (Age 73)*                    Second Vice President and
38 Ambleside Road                               Director (2000)
Lockport, NY  14094

   Mr. Sinclair is retired. Mr. Sinclair served as Chairman of Lockport Savings Bank from December 1988 to June 1994. Prior to June 1989, Mr. Sinclair also served as Chief Executive Officer of Lockport Savings Bank. Mr. Sinclair also serves as Treasurer and Secretary of Townline Bowl Inc., which owns and operates bowling lanes. Mr. Sinclair has served as Second Vice President of the Fund since April 1997.

MALCOLM J. DELANEY (Age 71)                     Director (2001)
518A Heritage Hills
Somers, NY  10589

   Mr. Delaney is retired. From 1986 through 1992, Mr. Delaney served as President and Chief Executive Officer of Eastchester Savings Bank, which was acquired by Southold Savings Bank in 1991. Mr. Delaney had served as a trustee of the bank since 1981. Mr. Delaney also served as a director of the North Fork Bancorporation, Inc. until August 1996.

TIMOTHY A. DEMPSEY (Age 64)                     Director (1999)
18 Oakland Avenue
Warwick, NY 10990-0591

   Mr. Dempsey serves as President and Chief Executive Officer and as a director of Warwick Community Bancorp, Inc. and has been President and Chief Executive Officer of its principal subsidiary, The Warwick Savings Bank, since 1985. Mr. Dempsey also serves as a director and as Executive Vice President of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. also acts as investment adviser.

HARRY P. DOHERTY (Age 55)**                     Director (1999)
15 Beach Street
Staten Island, New York 10304

   Mr. Doherty serves as Chairman and Chief Executive Officer and as a director of Staten Island Bancorp, Inc. and has been Chairman and Chief Executive Officer of its principal subsidiary, Staten Island Savings Bank, since 1990. Mr. Doherty also serves as a director and as President of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. also acts as investment adviser. Mr. Doherty also serves as a director of America's Community Bankers, which until December 7, 1997, owned through subsidiaries a 50% interest in Shay Assets Management Co. and Shay Financial Services Co., which served as the Fund's investment adviser and distributor, respectively, from May 1995 to December 7, 1997. Mr. Doherty also is a director of Community Bankers Association of New York State.

DAVID FREER, JR. (Age 58)                       Director (2001)
187 East Market Street
Suite 100
Rhinebeck, NY  12572

   Mr. Freer has served as President, Treasurer and a director of Budget Payment Corporation, which engages in the business of financing insurance premiums, since 1990. Mr. Freer served as President of the Fund from November 1990 to 1997, and as Vice President of the Fund from 1985 through 1990.

DAVID F. HOLLAND (Age 56)                       Director (2000)
17 New England Executive Park
Burlington, Massachusetts 01803

   Mr. Holland has been Chief Executive Officer of Boston Federal Savings Bank since 1986 and Chairman of the Board of Boston Federal Savings Bank since 1989 and has been Chairman and Chief Executive Officer of its holding company, BostonFed Bancorp Inc. since its inception in 1995. Mr. Holland also serves as a director of Asset Management Fund, Inc., which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser, and formerly served as Chairman of America's Community Banking Partners, Inc. and as a director of ACB Investment Services, Inc., which, until December 7, 1997, owned through a subsidiary a 50% interest in Shay Assets Management Co. and Shay Financial Services Co., which served as the Fund's investment adviser and distributor, respectively, from May 1995 to December 7, 1997. Mr. Holland also is a director of NYCE Corporation. He was a member of the Thrift Industry Advisory Council from 1995 to 1997 and served as its President in 1997. See "--Certain Other Affiliations and Business Relationships."

WILLIAM A. McKENNA, JR. (Age 61)                Director (2001)
71-02 Forest Avenue
Ridgewood, NY  11385

   Since January 1992, Mr. McKenna has served as Chairman, President and Chief Executive Officer of Ridgewood Savings Bank. From January 1985 to January 1992, Mr. McKenna served as President and Chief Operating Officer of Ridgewood Savings Bank. Mr. McKenna served as Second Vice President of the Fund from June 1991 through March 1994. From September 1993 to February 1995, Mr. McKenna served as a director of Nationar, a trust company which served as the Fund's investment adviser prior to May 1995. Mr. McKenna also serves as a director of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser. In addition, Mr. McKenna serves on the board of a number of educational and civic organizations, including St. Joseph's College in Brooklyn, New York, St. Vincent's Services and Boys Hope/Girls Hope.

IAN D. SMITH (Age 74)                           Director (2000)
69 Pietro Drive
Yonkers, New York  10710

   Mr. Smith is retired. Mr. Smith served as Senior Vice President and Managing Director of Apple Bank for Savings from July 1989 through August 1991. From 1983 to 1987, Mr. Smith served as Executive Vice President of Seamen's Bank for Savings, F.S.B. He served as Second Vice President of the Fund from March 1994 to April 1997 and previously served as President of the Fund from March 1985 through March 1987.

RODGER D. SHAY (Age 61)                         Vice President and Assistant
1000 Brickell Avenue                            Secretary
Miami, FL  33131

   Mr. Shay has been Chairman and the sole director of the Fund's investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay also has served as Chairman and the sole director of the Fund's distributor, Shay Financial Services, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay held similar positions with Shay Assets Management Co. and Shay Financial Services Co., which served as the Fund's investment adviser and distributor, respectively, from 1995 through December 1997. He serves or has previously served in the following capacities: Chairman and a Director, Asset Management Fund, Inc., a registered investment company; Vice President and Assistant Secretary of Institutional Investors Capital Appreciation Fund, Inc., a registered investment company; Director, First Home Savings Bank, S.L.A. since 1990.
   He previously was employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

EDWARD E. SAMMONS, JR. (Age 58)                 Vice President and
111 East Wacker Drive                           Secretary
Chicago, IL  60601

   Mr. Sammons has been President of the Fund's investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its Executive Vice President from 1990 to 1997. Mr. Sammons also has served as Executive Vice President of the Fund's distributor, Shay Financial Services, Inc., since 1990. He also held the position of Executive Vice President with Shay Assets Management Co. and Shay Financial Services Co., which served as the Fund's investment adviser and distributor, respectively, from 1995 through December 1997. He serves or has previously served in the following capacities: President and Treasurer of Asset Management Fund, Inc., a registered investment company; Vice President and Secretary of Institutional Investors Capital Appreciation Fund, Inc.; Vice

   President, from 1987 to 1990, Advance America Funds, Inc.; and Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.

JOHN J. McCABE (Age 54)                         Vice President
200 Park Avenue, 45th Floor
New York, New York 10166

   Mr. McCabe has been a Senior Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. From August 1991 through May 1995, he was Senior Vice President and Chief Investment Officer of Nationar. He also serves as a Vice President of Institutional Investors Capital Appreciation Fund, Inc. He previously served as Managing Director and Portfolio Manager at Sterling Manhattan Corporation, an investment banking firm, for approximately three years and in various positions at Bankers Trust Company, including Director of Investment Research and Managing Director of the Investment Management Group. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.

MARK F. TRAUTMAN (Age 32)                       Vice President
200 Park Avenue, 45th Floor
New York, New York 10166

   Mr. Trautman has been a Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. He has been Portfolio Manager of the Fund since March 1993. From March 1993 through May 1995, he served as Director of Mutual Funds Investment of Nationar. He also serves as a Vice President and Portfolio Manager for Institutional Investors Capital Appreciation Fund, Inc. From January 1992 through March 1993 he served as Senior Equity Analyst for the two funds. From December 1988 through December 1991, Mr. Trautman was a Senior Associate with Sterling Manhattan Corporation. From June 1987 through November 1988, Mr. Trautman held the position of Treasury Analyst at Thomson McKinnon Securities, Inc., a securities brokerage firm. He is also a member of The New York Society of Security Analysts and The Association for Investment Management and Research.

JAY F. NUSBLATT (Age 37)                        Treasurer
103 Bellevue Parkway
Wilmington, Delaware  19809

   Mr. Nusblatt has been Vice President and Director of Fund Accounting and Administration of PFPC Inc., the Fund's administrative agent, since March 1993. He was previously employed as an Assistant Vice President of Fund/Plan Services, Inc., with responsibility for financial reporting and fund administration, 1989 to 1993. Mr. Nusblatt also serves as Treasurer of Institutional Investors Capital Appreciation Fund, Inc. Mr. Nusblatt has served as Treasurer of the Fund since May 1995.

________________________
* These directors are regarded as "interested persons" under the Investment Company Act of 1940 because they are officers of the Fund.

** This director may be regarded as an "interested person" under the Investment Company Act of 1940 because he is a director of America's Community Bankers. See "--Certain Other Affiliations and Business Relationships."

     The Fund has an Executive Committee, composed of Messrs. Joseph R. Ficalora, Michael J. Gagliardi, David Freer, Jr. and Ian D. Smith, which meets from time to time between meetings of the Board, as necessary, to consider matters concerning the Fund. Subject to limitations provided by law or the Fund's by-laws, the Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors.

            CERTAIN OTHER AFFILIATIONS AND BUSINESS RELATIONSHIPS

     Certain officers and directors of the Fund are also officers, employees, directors or shareholders of Shay Assets Management, Inc. ("SAMI") and Shay Financial Services, Inc. ("SFSI"). Messrs. Rodger D. Shay, Edward E. Sammons, Jr., John J. McCabe and Mark F. Trautman, who are officers of the Fund, are officers and employees of SAMI. Mr. Shay is the sole director of SAMI, SFSI and Shay Investment Services, Inc. ("SISI"), which is the sole stockholder of SAMI and SFSI. Mr. Shay also is the majority stockholder of SISI.

     Messrs. Harry P. Doherty and David F. Holland, who are directors of the Fund, also hold or have recently held positions with affiliates of Shay Assets Management Co., which, prior to December, 1997, served as the Fund's investment adviser. Mr. Doherty is a director of America's Community Bankers (the "Association"). Until December of 1997, Mr. Holland held positions with subsidiaries of the Association, including the position of director of ACB Investment Services, Inc., which was a general partner in the Fund's prior investment adviser, Shay Assets Management Co. Mr. Holland also served as a director and officer of the Association prior to 1996. Mr. Doherty may be considered an "interested person" as the result of his continued position with the Association and the interest of the Association in certain royalty and other payments that will be made by SISI and its affiliates to the Association and its affiliates. Because Mr. Holland has resigned his positions with the Association and its affiliates, Mr. Holland will not be deemed to be an "interested person," unless the Securities and Exchange

Commission by order determines that Mr. Holland is an "interested person" by virtue of having a material relationship with the Fund's investment adviser or distributor as a result of his prior positions with the Association and its affiliates.

                    COMPENSATION OF DIRECTORS AND OFFICERS

     The directors of the Fund receive compensation for their services as directors of the Fund consisting of a $3,000 annual retainer per director, payable in four quarterly installments, and a per-meeting fee of $500 for each meeting of the Board of Directors attended. The Board of Directors holds its regular meetings quarterly. Directors also are reimbursed their reasonable expenses incurred in attending meetings or otherwise incurred in connection with their attention to the affairs of the Fund. In recognition of the additional responsibilities and duties performed by the President of the Fund, the President receives an additional annual retainer of $2,000, payable in four quarterly installments, which is in addition to compensation the President receives as a director. The other officers of the Fund do not receive any compensation from the Fund other than the compensation they may receive as directors of the Fund. Directors serving on a committee of the Board of Directors receive additional compensation of $250 for each committee meeting attended in person if the meeting is held on a date on which a meeting of the Board of Directors is not held. No fee is payable for telephonic meetings of the Board of Directors or any committee.

     The total compensation received by directors and officers of the Fund for service during 1997 was $58,500. The total amount of expenses incurred during 1997 for which the directors were reimbursed was $6,001 .

     The following table sets forth the aggregate compensation received by each director of the Fund from the Fund and any other investment company having the same investment adviser for services as a director or officer during 1997.
Such compensation does not include reimbursements to the directors for their expenses incurred in connection with their activities as directors.

                              COMPENSATION TABLE

                                    AGGREGATE      TOTAL COMPENSATION
                                   COMPENSATION       FROM THE FUND
       NAME OF DIRECTOR            FROM THE FUND     AND FUND COMPLEX
---------------------------------- -------------   ------------------
Malcolm J. Delaney................     $5,500            $5,500
Timothy A. Dempsey................     $4,250           $10,250*
Harry P. Doherty..................     $5,000           $12,000*
Joseph R. Ficalora................     $6,500            $6,500
David Freer, Jr...................     $6,500            $6,500
Michael J. Gagliardi..............     $5,500            $5,500
David F. Holland..................     $4,250           $21,250*
George J. Kelly...................     $4,000            $4,000
William A. McKenna, Jr............     $5,750           $11,250*
Norman W. Sinclair................     $5,500            $5,500
Ian D. Smith......................     $5,750            $5,750

---------------

* Includes compensation of $6,000, $17,000 and $5,500 received by Messrs. Dempsey, Holland and McKenna as directors and $7,000 received by Mr. Doherty as a director and officer of one other investment company with the same investment adviser as the Fund.

     As of December 31, 1997, all officers and directors of the Fund, as a group, owned both of record or beneficially an aggregate of 135,625 shares of the Fund (approximately 4.9% of the 2,778,548 shares outstanding on such date).


INVESTMENT ADVISORY AND OTHER SERVICES


     Shay Assets Management, Inc. serves as the Investment Adviser of the Fund; PFPC Inc. serves as its administrator, transfer agent, dividend paying agent and shareholder servicing agent; and PNC Bank, N.A. is the custodian for the Fund. Shay Assets Management, Inc. (together with its predecessor, Shay Assets Management Co.), PFPC, Inc. and PNC Bank, N.A. have served in these capacities since May 19, 1995, and the Fund's current investment advisory agreement with Shay Assets Management, Inc. was approved by the shareholders of the Fund on November 13, 1997.


     INVESTMENT ADVISER


     Investment decisions for the Fund are made by the Fund's investment adviser, Shay Assets Management, Inc. (the "Investment Adviser"). The Investment Adviser is responsible for placing purchase and sale orders for portfolio securities and other investments. Under the investment advisory agreement between the Investment Adviser and the Fund (the "Investment Advisory Agreement"), the Investment Adviser receives a fee from the Fund computed at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent the expenses of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets during any fiscal year during the term of the Fund's agreement with the Investment Adviser. The Investment Advisory Agreement also provides for a reduction in the fee payable to the Investment Adviser to the extent the expenses of the Fund would exceed any applicable limit established pursuant to the statutes or regulations of any jurisdictions in which the Fund's shares are qualified for offer and sale. The total amounts paid by the Fund to the Investment Adviser and its predecessor, Shay Assets Management Co. for the period May 19, 1995 to December 31, 1995, and for the years ended December 31, 1996 and 1997 in respect of investment advisory services were $159,455, $216,493 and $294,823, respectively, representing 0.45%, 0.61% and 0.67% of the Fund's average daily net assets (after all fee reductions and expense limitations).



     The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser to Asset Management Fund, Inc., a registered investment company comprising five fixed-income portfolios with aggregate net assets of approximately $1.2 billion at March 31, 1998, and as investment adviser to Institutional Investors Capital Appreciation Fund, Inc., an investment company with net assets of approximately $106 million as of March 31, 1998.



     The Investment Adviser, Shay Assets Management, Inc., is a Florida corporation that is controlled by Rodger D. Shay. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc., which is the holding company for the Fund's Investment Adviser and Distributor and certain other related companies engaged primarily in securities-related businesses. Rodger
D. Shay is the majority stockholder of Shay Investment Services, Inc. The Investment Adviser's principal office is located at 111 East Wacker Drive, Chicago, Illinois 60601.


     Under the Investment Advisory Agreement, the Investment Adviser is not liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     The Investment Advisory Agreement will continue in effect from year to year, subject to termination by the Fund or the Investment Adviser as described below, if such continuance is approved at least annually by the vote of the Fund's Board of Directors and a majority of the directors of the Fund who are not "interested persons" of the Fund or of the Investment Adviser.

     The Investment Adviser may terminate the Investment Advisory Agreement upon 90 days' written notice to the Fund. The Investment Advisory Agreement can be terminated at any time without penalty by the Fund upon 30 days' written notice to the Investment Adviser. The Investment Advisory Agreement will terminate automatically in the event of its assignment.


     Certain directors and officers of the Fund also are directors, officers or employees of the Investment Adviser and its affiliates. See "Officers and Directors of the Fund."

     ADMINISTRATOR, TRANSFER AGENT, SHAREHOLDER SERVICING AGENT, DIVIDEND PAYING AGENT AND CUSTODIAN

     Administrator, Transfer Agent, Shareholder Servicing Agent and Dividend Paying Agent. PFPC Inc. ("PFPC"), P.O. Box 8905, Wilmington, Delaware 19899-8905, is the Fund's administrative agent. Pursuant to the terms of the Administration and Accounting Services Agreement between the Fund and PFPC, PFPC performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Fund's operations other than those assumed by the Investment Adviser, the Fund's custodian or its transfer and dividend paying agent, (ii) maintenance of the Fund's books and records, (iii) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of the Fund and (iv) computation of the Fund's net asset value for purposes of sales and redemptions of shares.


     The Fund pays PFPC for its services as administrator a fee computed at the annual rate of 0.10% of the first $200 million of the Fund's average net assets, 0.075% of the next $200 million of average net assets, with further reductions in the applicable rate for net assets in excess of $400 million, subject to a minimum annual charge of $80,400. The amounts paid to PFPC for the period May 19, 1995 to December 31, 1995, and for the years ended December 31, 1996 and 1997 for its services as administrative agent were $38,714, $62,501 and $60,300 after the fee waivers described below, which applied during a portion of 1997. PFPC also serves as the transfer agent, registrar, shareholder servicing agent and dividend paying agent for the Fund's shares and receives additional compensation in such capacities.


     An officer of PFPC also is an officer of the Fund. See "Officers and Directors of the Fund."

     Custodian. PNC Bank, N.A. ("PNC Bank"), 17th & Chestnut Streets, Philadelphia, Pennsylvania, is the custodian of the Fund's investments. PNC Bank and PFPC are affiliates of PNC Bank Corp.


     Fee Waiver. PFPC and PNC Bank agreed to waive a portion of their fees during the first year (which ended May 18, 1996) of their respective agreements with the Fund so that the aggregate fees payable by the Fund for their services would not exceed 0.25% of the Fund's average daily net assets, plus certain transaction charges and out-of-pocket costs. PFPC and PNC Bank also agreed to waive 25% of the applicable minimum charges during the second year of the agreements, which year ended May 18, 1997. PFPC has further agreed to waive voluntarily 25% of such applicable minimum charges during the third and fourth years of the agreements, ending May 18, 1998 and May 18, 1999, respectively.

     DISTRIBUTOR

     Shay Financial Services, Inc. (the "Distributor") is the distributor of the Fund. The Distributor is a Florida corporation that is controlled by Rodger D. Shay, who is a Vice President of the Fund.

     The Distributor is authorized to undertake certain activities in connection with the continuous offer and sale of shares of the Fund, including informing potential investors about the Fund through written materials, seminars and personal contacts. The Distributor does not receive any compensation from the Fund in connection with such activities.

INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP, 1600 Market Street, Philadelphia, Pennsylvania, serves as the Fund's independent auditors and in that capacity audits the Fund's annual financial statements.


PURCHASE AND SALE OF PORTFOLIO SECURITIES

     The primary aim of the Fund in the allocation of portfolio transactions to various brokers is the attainment of best price and execution consistent with obtaining investment research services and statistical information at reasonable cost. In keeping with this primary objective, transactions in portfolio securities were effected during the calendar year 1997 through a total of 3 brokers, drawn from a list of brokers selected by the Investment Adviser on the basis of their ability to provide efficient execution of portfolio transactions and investment research and statistical information. A large majority of the Fund's portfolio transactions are executed on national securities exchanges through member firms. However, when the Investment Adviser believes that a better price can be obtained for the Fund, portfolio transactions may be executed in the third market. Portfolio transactions in unlisted securities are executed in the over-the-counter market through principal market makers. The brokerage list is reviewed continually in an effort to obtain maximum advantage from investment research and statistical information made available by brokers, and allocation among the brokers is made on the basis of best price and execution consistent with obtaining research and statistical information at reasonable cost. The Investment Adviser is thus authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of efficient execution and research and statistical information provided by the selected broker. In 1997, 75.6% of the Fund's brokerage (attributable to purchases of $7,302,327 and proceeds from sales of $8,396,270) was placed with brokers who provided investment research and statistical information to the Investment Adviser. The research and statistical information provided to the Investment Adviser consist primarily of written and electronic reports and presentations analyzing specific companies, industry sectors, the stock market and the economy. To the extent that such research and information are used by the Investment Adviser in rendering investment advice to the Fund, they tend to reduce the Investment Adviser's expenses. Research services and statistical information furnished by brokers through which the Fund effects securities transactions may be used by the Investment Adviser in servicing all of its accounts, and not all such services may be used by the Investment Adviser in connection with the Fund. The total amounts of brokerage commissions paid in 1995, 1996 and 1997 were $78,210, $36,281 and 26,700, respectively. The Fund has never directed any broker to give up any portion of any commission on a Fund portfolio transaction. The Investment Adviser monitors the reasonableness of commissions paid by the Fund based on its experience in the market, and the reasonableness of such commissions is reviewed periodically by the Board of Directors. Brokerage commissions were lower in 1997 than in 1996 as fewer securities were required to be sold (which sales would have generated brokerage commissions) to meet redemption or other cash requirements.


     Neither the Fund nor any of its officers or directors nor its Investment Adviser is affiliated with any broker employed by the Fund in connection with the purchase or sale of portfolio securities or other investments. The Fund does not maintain joint or joint and several trading accounts in securities.

EXPENSES OF THE FUND

     The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Fund's Investment Adviser, administrative agent, transfer agent, shareholder servicing agent, dividend paying agent and custodian, brokerage fees and expenses, filing fees for the registration or qualification of the Fund's shares under Federal or state securities laws, taxes, interest, the cost of liability insurance, fidelity bonds, indemnification expenses, legal and auditing fees and expenses, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund for violation of any law, expenses of preparing and printing prospectuses, proxy materials, reports and notices and of mailing the same to shareholders and regulatory authorities, the compensation and expenses of the Fund's directors and officers who are not affiliated with the Fund's Investment Adviser or administrative agent and any extraordinary expenses incurred by the Fund. A statement of operational expenses is included in each semi-annual report to shareholders.

DESCRIPTION OF CAPITAL STOCK


     The Fund is authorized to issue five classes of shares, par value $.001 each. At present, shares of only one class are outstanding ("Class A"), and each Class A share represents a proportionate interest in the Fund's existing investment portfolio. Shares of other classes, if and when issued, would represent interests in other portfolios of investments which would be invested in accordance with the separate investment objectives, policies and restrictions established for such other portfolios by the Board of Directors. The investment return and net asset value of shares of each class would be determined separately from all other classes of shares and would be based upon the investment results of that class's separate portfolio. Additional portfolios may be established by the Board of Directors at any time. Each share has one vote on all matters submitted to a vote of the shareholders, except that shareholders of a particular portfolio would not be entitled to vote on matters which affect only the interests of other portfolios. Shareholders of each portfolio would vote separately as a class on all matters which affect their portfolio, unless the interests of each portfolio are substantially identical, in which case shareholders of all portfolios would vote in the aggregate. In the event of the liquidation or dissolution of the Fund, the shareholders of each portfolio would have priority over shareholders of all other portfolios with respect to the assets of their respective portfolios and would be entitled to receive a pro rata portion of the assets of that portfolio after provision for the debts and expenses relating to that portfolio. All shares of each class are entitled to share pro rata in all dividends and distributions paid on shares of that class, including liquidating dividends. Shareholders do not have any conversion or pre-emptive rights.


GENERAL INFORMATION

     Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or agreement or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract, agreement or other document filed as an exhibit to the Registration of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


     The audited financial statements of the Fund for the fiscal year ended December 31, 1997, including the notes thereto and the report of KPMG Peat Marwick LLP, contained in the Fund's Annual Report to shareholders for the year ended December 31, 1997 (the "Annual Report") are incorporated herein by reference to the Annual Report. Except as set forth above, no other portion of the Annual Report is incorporated herein. Such financial statements have been audited by KPMG Peat Marwick LLP and have been incorporated by reference herein in reliance on the report of KPMG Peat Marwick LLP and the authority of such firm as experts in accounting and auditing.

     The Fund will provide a copy of the Annual Report without charge to each person to whom this Statement of Additional Information is delivered. Requests should be directed to the Fund in writing c/o Shay Financial Services, Inc., 111 East Wacker Drive, Suite 2600, Chicago, IL 60601 or by telephone at 800-527-3713.

                           PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements

            (1) The following financial statement is included in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement:

                        (a)  Financial Highlights

            (2) The following financial statements, including a report of KPMG Peat Marwick LLP, are incorporated by reference in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement:


                        (a)  Schedule of Investments as of December 31, 1997

                        (b) Statement of Assets and Liabilities as of December 31, 1997

                        (c) Statement of Operations for the year ended December 31, 1997

                        (d) Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1997

                        (e) Financial Highlights, Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year for each of the years in the five-year period ending December 31, 1997


                        (f)  Notes to Financial Statements

                        (g)  Independent Auditors' Report (KPMG Peat Marwick
                             LLP)

      (b)  Exhibits

            (1)  Certificate of Incorporation of the Registrant

                        (a) Text of the complete Articles of Incorporation as in effect at April 30, 1984. Previously filed with Post-Effective Amendment No. 23.

                        (b) Amendment to Articles FIFTH and SIXTH adopted January 23, 1986, and to Article SEVENTH adopted

                             March 27, 1986. Previously filed with
                             Post-Effective Amendment No. 25.

                        (c) Amendment to Article FOURTH adopted March 28, 1987. Previously filed with Post-Effective Amendment No. 26.


            (2)  By-Laws of the Registrant.


            (3)  Not applicable

            (4)  Instruments defining rights of security holders

                        (a) Form of Certificate for Common Stock. Previously filed with Post-Effective Amendment No. 25.

                        (b) Articles Fourth and Seventh of Certificate of Incorporation. (See Exhibit 1.)

                        (c)  Articles II, VIII, and XIX of By-Laws.  (See
                             Exhibit 2.)


            (5) Investment Advisory Agreement dated as of December 9, 1997 between the Registrant and Shay Assets Management, Inc.


            (6)  Not applicable

            (7)  Not applicable

            (8)  Custody Agreement

                        (a) Custodian Services Agreement dated as of May 19, 1995 between the Registrant and PNC Bank, National Association. Previously filed with Post-Effective Amendment No. 38.

                        (b) Custodian Services Fees Agreement dated as of May 19, 1995 between the Registrant and PNC Bank, National Association. Previously filed with Post-Effective Amendment No. 38.

                        (c) Administration and Accounting, Transfer Agency and Custodian Services Fee Waivers Agreement dated as of May 19, 1995 between the Registrant, PNC Bank, National Association and PFPC Inc. Previously filed with Post-Effective Amendment No. 38.

            (9)  Other Material Contracts

                        (a) Administration and Accounting Services Agreement dated as of May 19, 1995 between the Registrant and PFPC Inc. Previously filed with Post-Effective Amendment No. 38.

                        (b) Transfer Agency Services Agreement dated as of May 19, 1995 between the Registrant and PFPC Inc. Previously filed with Post-Effective Amendment No. 38.


                        (c) Distribution Agreement dated as of December 9, 1997 between the Registrant and Shay Financial Services, Inc.


            (10) Opinion and consent of Hughes Hubbard & Reed LLP.

            (11) Consent of KPMG Peat Marwick LLP.

            (12) Not applicable

            (13) Not applicable

            (14) Prototype IRA Plan.


                       Previously filed with Post-Effective Amendment No. 37.

                        (a)  Prototype IRA Plan

                        (b)  Prototype Roth IRA Plan


            (15) Not applicable

            (16) Schedule for computation of performance quotations.

            (17) Financial Data Schedule.

            (18) Not applicable

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


     As of March 31, 1998, the number of record holders of each class of the Registrant's capital stock were as follows:

     Class A Stock:      2618 record holders
     Class B Stock:      no record holders
     Class C Stock:      no record holders
     Class D Stock:      no record holders
     Class E Stock:      no record holders


ITEM 27.  INDEMNIFICATION

     Sections 721-726 of the New York Business Corporation Law provide that a New York corporation shall have the power and, in certain cases, the obligation to indemnify officers or directors against certain liabilities.

     Article XV of the By-Laws of the Registrant provides that the Registrant shall indemnify directors or officers to the full extent permitted by New York law.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     In addition, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, indemnification by the Registrant of its directors and officers against liabilities arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their respective offices is against public policy and, therefore, unenforceable. In the event that any questions arise as to the lawfulness of indemnification under the Investment Company Act of 1940 or the advancement of legal fees or other expenses incurred by its officers and directors, the Registrant will not advance such expenses or provide such indemnification unless there has been a determination by a court, by a vote of a majority of a quorum consisting of disinterested, non-party directors, or by independent legal counsel in a written opinion or by other reasonable and fair means that such indemnification or advancement would not violate Section 17 of the Investment Company Act of 1940 and the rules and regulations thereunder.

     In addition, the Registrant has entered into a Directors and Officers Liability Insurance Policy covering the period August 1, 1997 to July 31, 1998. Such policy insures against loss which any directors or officers of the Registrant are obligated to pay by reason of claims based on actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted or any matter claimed against them solely by reason of their being directors or officers. The policy does not protect or purport to protect any director or officer against any loss arising from fines or penalties imposed by law or matters which may be deemed uninsurable under the law.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Incorporated herein by reference from the Statement of Additional Information are the following: the description of the business of Shay Assets Management, Inc. (the "Investment Adviser") contained in the section entitled "Investment Advisory and Other Services"; the information concerning the organization and controlling persons of Shay Financial Services, Inc. (the "Distributor") contained in the section entitled "Investment Advisory and Other Services"; and the biographical information pertaining to Messrs. Shay, Sammons, McCabe and Trautman contained in the section entitled "Officers and Directors of the Fund."



     The Investment Adviser is located at 111 East Wacker Drive, Chicago, Illinois, 60601 and at 1000 Brickell Avenue, Miami, Florida, 33131, and also has offices in New York City and Summit, New Jersey. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"). SISI is owned by Rodger D. Shay, Sr., Arthur M. Berardelli, Barbara M. Quesep and Rodger D. Shay, Jr., with Rodger D. Shay, Sr. being the controlling shareholder of SISI. Shay Financial Services, Inc. ("SFSI") and First Financial Trust Company ("FFTC") are also wholly-owned subsidiaries of SISI.



     Rodger D. Shay, Sr. is the Chairman of the Investment Adviser, SISI, and SFSI. Edward E. Sammons, Jr. is President of the Investment Adviser and Executive Vice President of SFSI. Rodger D. Shay, Jr. is the President of SFSI and Executive Vice President of the Investment Adviser. Roy R. Hingston and Robert T. Podraza are also Vice Presidents of the Investment Adviser, SISI and SFSI.



     SFSI is a securities broker-dealer registered with the Securities and Exchange Commission. FFTC is a Texas trust company which provides custodial services, primarily for institutional customers of SFSI.



     Effective December 8, 1997, the Investment Adviser began rendering investment adviser services to the Fund and two other registered investment companies, Asset Management Fund, Inc. ("AMF") and Institutional Investors Capital Appreciation Fund, Inc. ("IICAF"). In addition, the Investment Adviser acts as investment adviser to several savings banks located in New York State on a non-discretionary basis.



     From its inception in August 1990 to December 7, 1997, the Investment Adviser was a 50% general partner and the managing partner of Shay Assets Management Co., the Fund's prior investment adviser. SAMC was the investment adviser for the Fund and IICAF from May 19, 1995 to December 7, 1997, for AMF from September 1, 1990 to December 7, 1997, and for the

Institutional Investors Tax-Advantaged Income Fund, Inc. from May 19, 1995 to March 15, 1996, and was the Sub-Adviser, providing portfolio management services, for the U.S. Mortgage Securities Portfolio of Nationar Funds, Inc. from June 1994 to February 1995. In addition, SAMC acted as investment adviser to several savings banks located in New York State on a non-discretionary basis. SAMC was dissolved on December 7, 1997, with its assets, liabilities, and business (including investment advisory services to the Fund) being transferred to the Investment Adviser.


ITEM 29.  PRINCIPAL UNDERWRITERS

     Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


     The books and other documents required to be maintained pursuant to Rule 31a-1(b) (4) and (b) (10) are in the physical possession of the Fund's Secretary, 111 East Wacker Drive, Chicago, Illinois 60601; accounts, books and other documents required by Rule 31a-1(b) (5) through (7) and (b) (11) and Rule 31a-1(f) are in the physical possession of Shay Assets Management, Inc., 111 East Wacker Drive, Chicago, Illinois 60601; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.


ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS


     Additional information regarding the investment performance of the Fund is contained in the Fund's Annual Report to Shareholders for the year ended December 31, 1997. The Fund will provide a copy of such report to any recipient of the prospectus upon request and without charge.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 40 to Registration Statement No. 2-22542 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on April 30, 1998.




                                       M.S.B. FUND, INC.


                                       By:  /s/ JOSEPH R. FICALORA
                                            -----------------------------
                                               Joseph R. Ficalora
                                               President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 to Registration Statement No. 2-22542 has been signed below by the following persons in the capacities and on the dates indicated:


/s/ JOSEPH R. FICALORA       President and Director
---------------------------  (Principal Executive Officer)  April 30, 1998
   (Joseph R. Ficalora)


/s/  JAY F. NUSBLATT         Treasurer  (Principal
---------------------------  Officer                        April 30, 1998
     (Jay F. Nusblatt)


/s/ MALCOLM J. DELANEY
---------------------------  Director                       April 30, 1998
   (Malcolm J. Delaney)


/s/ TIMOTHY A. DEMPSEY
---------------------------  Director                       April 30, 1998
   (Timothy A. Dempsey)


/s/ HARRY P. DOHERTY
---------------------------  Director                       April 30, 1998
    (Harry P. Doherty)


/s/ DAVID FREER, JR.
---------------------------  Director                       April 30, 1998
    (David Freer, Jr.)


/s/ MICHAEL J. GAGLIARDI
---------------------------  Director                       April 30, 1998
  (Michael J. Gagliardi)



---------------------------
    (David F. Holland)       Director                       April __, 1998

/s/ WILLIAM A. MCKENNA, JR.
---------------------------  Director                       April 30, 1998
 (William A. McKenna, Jr.)


---------------------------
   (Norman W. Sinclair)      Director                       April __, 1998


/s/ IAN D. SMITH
---------------------------  Director                       April 30, 1998
      (Ian D. Smith)

                                EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

2             By-Laws of the Registrant

5 Investment Advisory Agreement dated as of December 9, 1997, between the Registrant and Shay Assets Management, Inc.

9(c) Distribution Agreement dated as of December 9, 1997, between the Registrant and Shay Financial Services, Inc.

10            Opinion and consent of Hughes Hubbard & Reed LLP

11            Consent of KPMG Peat Marwick LLP

14(b)         Prototype Roth IRA Plan

16            Schedule for Computation of Performance Quotations

17            Financial Data Schedule